Exhibit 4.1

THE INTERPUBLIC GROUP OF COMPANIES, INC.

and

U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION

Trustee

Thirteenth Supplemental Indenture

Dated as of August 22, 2025

to the Senior Debt Indenture dated as of March 2, 2012

Amending provisions relating to each series of Securities listed below:

4.650% Senior Notes due 2028

4.750% Senior Notes due 2030

2.400% Senior Notes due 2031

5.375% Senior Notes due 2033

3.375% Senior Notes due 2041

5.400% Senior Notes due 2048

TABLE OF CONTENTS

		Page

ARTICLE I

DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION

Section 1.01	Definitions and Other Provisions of General Application	4

ARTICLE II

SCOPE OF SUPPLEMENTAL INDENTURE; EFFECTIVENESS

Section 2.01	Effectiveness	5

ARTICLE III

AMENDMENTS TO INDENTURE

Section 3.01	Amendments to Indenture	6
Section 3.02	Consequential Amendments to Indenture	7
Section 3.03	Reissuance of Global Notes	7

ARTICLE IV

MISCELLANEOUS

Section 4.01	Adoption, Ratification and Confirmation	8
Section 4.02	Counterparts	8
Section 4.03	GOVERNING LAW	8
Section 4.04	Conflict of Any Provision of Indenture with Trust Indenture Act	8
Section 4.05	Effect of Headings	8
Section 4.06	Severability of Provisions	8
Section 4.07	Successors and Assigns	8
Section 4.08	Benefit of Indenture	8
Section 4.09	Acceptance by Trustee	8

THIRTEENTH SUPPLEMENTAL INDENTURE (this “Thirteenth Supplemental Indenture”), dated as of August 22, 2025, between THE INTERPUBLIC GROUP OF COMPANIES, INC., a Delaware corporation (the “Company”), and U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION (as successor in interest to U.S. Bank National Association), a national banking association under the laws of the United States of America and having a corporate trust office in Atlanta, Georgia, as trustee (the “Trustee”).

RECITALS OF THE COMPANY

WHEREAS, the Company has heretofore executed and delivered to the Trustee an Indenture, dated as of March 2, 2012 (the “Base Indenture”), to provide for the issuance by the Company from time to time of its senior unsecured debentures, notes or other evidences of indebtedness (the “Securities”), to be issued in one or more series as provided in the Base Indenture;

WHEREAS, the Company has previously issued Securities by entering into supplemental indentures to the Base Indenture to establish the form or terms of such Securities, including (i) the Seventh Supplemental Indenture, dated as of September 21, 2018 (the “Seventh Supplemental Indenture”), providing for the issuance of the Company’s 4.650% Senior Notes due 2028 (the “2028 Notes”); (ii) the Eighth Supplemental Indenture, dated as of September 21, 2018 (the “Eighth Supplemental Indenture”), providing for the issuance of the Company’s 5.400% Senior Notes due 2048 (the “2048 Notes”); (iii) the Ninth Supplemental Indenture, dated as of March 30, 2020 (the “Ninth Supplemental Indenture”), providing for the issuance of the Company’s 4.750% Senior Notes due 2030 (the “2030 Notes”); (iv) the Tenth Supplemental Indenture, dated as of February 25, 2021 (the “Tenth Supplemental Indenture”), providing for the issuance of the Company’s 2.400% Senior Notes due 2031 (the “2031 Notes”); (v) the Eleventh Supplemental Indenture, dated as of February 25, 2021 (the “Eleventh Supplemental Indenture”), providing for the issuance of the Company’s 3.375% Senior Notes due 2041 (the “2041 Notes”); and (vi) the Twelfth Supplemental Indenture, dated as of June 8, 2023 (the “Twelfth Supplemental Indenture” and, together with the Seventh Supplemental Indenture, the Eighth Supplemental Indenture, the Ninth Supplemental Indenture, the Tenth Supplemental Indenture and the Eleventh Supplemental Indenture, the “Supplemental Indentures” and the Base Indenture, as so supplemented by the Supplemental Indentures and as further supplemented by this Thirteenth Supplemental Indenture, the “Indenture”), providing for the issuance of the 5.375% Senior Notes due 2033 (the “2033 Notes” and, together with the 2028 Notes, the 2048 Notes, the 2030 Notes, the 2031 Notes and the 2041 Notes, the “Notes”);

WHEREAS, $2,950,000,000 aggregate principal amount of the Notes is currently outstanding;

WHEREAS, Section 8.02 of the Base Indenture provides, among other things, that the Company and the Trustee may enter into an indenture or indentures supplemental to the Base Indenture to amend, supplement or otherwise modify the Indenture, in certain cases as specified therein with the written consent of the registered holders (the “Holders”) of not less than a majority in aggregate principal amount of the Notes of each series affected by the amendment or modification at the time outstanding (each series voting as a class) (each a “Majority Noteholder Consent” and, collectively, the “Majority Noteholder Consents”);

WHEREAS, Omnicom Group Inc., a New York corporation (“Omnicom”), has, on behalf of the Company, solicited consents from the Holders of the Notes to certain proposed amendments to the Indenture, as set forth in Article III of this Thirteenth Supplemental Indenture (the “Proposed Amendments”), in and upon the terms and subject to the conditions set forth in the Offering Memorandum and Consent Solicitation Statement of Omnicom, dated August 11, 2025 (the “Offering Memorandum and Consent Solicitation Statement”);

WHEREAS, the Company has received and delivered to the Trustee evidence of an Act (as defined in the Base Indenture) of the Majority Noteholder Consent to the Proposed Amendments for each series of the Notes and has delivered to the Trustee, simultaneously with the execution and delivery of this Thirteenth Supplemental Indenture, a written opinion from legal counsel, stating that the execution of this Thirteenth Supplemental Indenture is authorized or permitted by the Indenture, as contemplated by Section 8.03 of the Base Indenture (the “Legal Opinion”), and an Officers’ Certificate, relating to this Thirteenth Supplemental Indenture as contemplated by Section 8.03 of the Base Indenture (the “Certificate”);

WHEREAS, all things necessary have been done to make this Thirteenth Supplemental Indenture a valid, binding and legal agreement of the Company in accordance with its terms and the terms of the Indenture;

WHEREAS, the Company has complied with all conditions precedent provided for in the Indenture relating to this Thirteenth Supplemental Indenture; and

WHEREAS, the Company desires and has requested the Trustee to join with it in entering into this Thirteenth Supplemental Indenture for the purpose of amending the Base Indenture, Supplemental Indentures and the Notes in certain respects as permitted by Section 8.02 of the Base Indenture.

NOW, THEREFORE, for and in consideration of the premises stated herein, it is mutually covenanted and agreed, for the equal and ratable benefit of the Holders of the Notes, as follows:

ARTICLE I

DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION

Section 1.01 Definitions and Other Provisions of General Application. Except as otherwise expressly provided:(a) all the definitions, provisions, terms and conditions of the Base Indenture and each Supplemental Indenture shall remain in full force and effect. The Base Indenture and the Supplemental Indentures, each as amended and supplemented by this Thirteenth Supplemental Indenture, are in all respects ratified and confirmed, and the Base Indenture, as modified by each of the Supplemental Indentures with respect to each series of the Notes and as further modified by this Thirteenth Supplemental Indenture with respect to all series of the Notes, shall be read, taken and considered as one and the same instrument for all purposes and with respect to every Holder of the Notes issued under the Supplemental Indentures shall be bound hereby.

(b) unless the context otherwise requires, any reference to an “Article” or a “Section” refers to an Article or Section, as the case may be, of this Thirteenth Supplemental Indenture;

(c) the terms defined in this Thirteenth Supplemental Indenture have the meanings assigned to them in this Thirteenth Supplemental Indenture and include the plural as well as the singular;

(d) each capitalized term that is used in this Supplemental Indenture but not defined herein shall have the meaning specified in the Supplemental Indentures or Base Indenture, as applicable;

(e) all other terms used herein which are defined in the Trust Indenture Act, either directly or by reference therein, or defined by the rules of the Securities and Exchange Commission and not otherwise defined herein, have the meanings assigned to them therein;

(f) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with GAAP;

(g) the word “including” (and with correlative meaning “include”) means including, without limiting the generality of, any description preceding such term; and

(h) the words “herein,” “hereof” and “hereunder” and other words of similar import refer to the Indenture as a whole and not to any particular Article, Section or other subdivision.

ARTICLE II

SCOPE OF SUPPLEMENTAL INDENTURE; EFFECTIVENESS

Section 2.01 Effectiveness. Pursuant to Article 8 of the Base Indenture, the Company has received and delivered to the Trustee evidence of the written Act of the Holders of each series of the Notes, representing the Majority Noteholder Consents, consenting to the amendments set forth in Article III hereof with respect to the Base Indenture and the Supplemental Indentures. The Company and the Trustee are on this date executing this Thirteenth Supplemental Indenture, which will become effective on the date hereof. Notwithstanding the foregoing, the Proposed Amendments set forth in Article III of this Thirteenth Supplemental Indenture shall not become operative until the Exchange Offer Consummation Date. For purposes of this Thirteenth Supplemental Indenture, “Exchange Offer Consummation Date” means, the date that the Company delivers an officer’s certificate to the Trustee (with an acknowledgment by Omnicom) stating that the following conditions are satisfied or otherwise waived, if applicable, by Omnicom (collectively, the “Conditions”): (1) Omnicom shall have delivered to The Depository Trust Company for the Holders the aggregate amount to be paid to such Holders as Total Exchange Consideration (as defined in the Offering Memorandum and Consent Solicitation Statement), as applicable, upon the terms and subject to the conditions in the Offering Memorandum and Consent Solicitation Statement in respect of the Notes validly tendered and not validly withdrawn and consents validly delivered and not revoked thereunder, and Omnicom or the Company shall have notified the Trustee in writing that such delivery has been made, which condition cannot be waived by Omnicom or the Company, (2) the Notes that are validly tendered (and not validly withdrawn) have been accepted for purchase by Omnicom in accordance with the terms of the Offering Memorandum and Consent Solicitation Statement, and (3) the other conditions to the Consent Solicitation set forth in the Offering Memorandum and Consent Solicitation Statement, including, the consummation of the Merger, have been satisfied. Unless and until all of the Conditions have been satisfied, the Proposed Amendments shall have no force or effect and all terms and conditions as set forth in the Base Indenture immediately prior to the execution of this Thirteenth Supplemental Indenture shall continue to govern. If at any time following the execution of this Supplemental Indenture, the Trustee receives written notice from the Company that the Company determines that the satisfaction and/or waiver, as applicable, of such Conditions, will not occur, this Thirteenth Supplemental Indenture will terminate immediately without any amendments contained in Article III hereof becoming or remaining operative, as applicable, and without the need for further action hereunder or thereunder.

ARTICLE III

AMENDMENTS TO INDENTURE

Section 3.01 Amendments to Indenture.

(a) The Base Indenture and the Supplemental Indentures are hereby amended pursuant to Section 8.02 of the Base Indenture by deleting the following Sections or clauses of the Base Indenture and the Supplemental Indentures, as applicable, and all references and definitions, as the case may be, related thereto in their entirety:

•	Clause (5), clause (6) and clause (7) of Section 4.01 (“Events of Default”) of the Base Indenture;

•	Article 7 (“Consolidation, Merger, Lease, Sale or Transfer”) of the Base Indenture;

•	Section 9.02 (“Maintenance of Office or Agency”) of the Base Indenture;

•	Section 9.03 (“Corporate Existence”) of the Base Indenture;

•	Section 9.04 (“Payment of Taxes and Other Claims”) of the Base Indenture;

•	Section 9.05 (“Maintenance of Properties”) of the Base Indenture;

•	Section 9.06 (“Compliance Certificates”) of the Base Indenture;

•	Section 9.09 (“Limitations on Liens”) of the Base Indenture;

•	Section 9.10 (“Limitations on Sale and Lease-Back Transactions”) of the Base Indenture;

•	Section 4.01 (“Events of Default”) of the applicable Supplemental Indenture; and

•	Section 6.01 (“Limitations on Liens”) of the applicable Supplemental Indenture.

(b) Section 6.04 (“Reports by Company”) of the Base Indenture is hereby amended and restated pursuant to Section 8.02 of the Base Indenture as follows:

“SECTION 6.04. Reports by Company. For so long as (i) the Company’s ultimate parent entity is not subject to Section 13 or 15(d) of the Exchange Act or subject to reporting under Section 12 of the Exchange Act, and (ii) any of the Securities are outstanding, the Company shall:

(a) file with the Trustee, within 45 days after the Company files the same with the Commission, copies of the annual and quarterly reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as the Commission may from time to time by rules and regulations prescribe) that the Company files with the Commission pursuant to Section 13 or Section 15(d) of the Exchange Act; or, if the Company is not required to file information, documents or reports pursuant to either of said Sections, then it shall file with the Trustee and the Commission, in accordance with the rules and regulations prescribed from time to time by the Commission, such of the supplementary and periodic information, documents and reports which may be required pursuant to Section 13 of the Exchange Act in respect of a security listed and registered on a national securities exchange as may be prescribed from time to time in such rules and regulations; and

(b) file with the Trustee and the Commission, in accordance with rules and regulations prescribed from time to time by the Commission, such additional information, documents and reports with respect to compliance by the Company with the conditions and covenants of this Indenture as may be required from time to time by such rules and regulations.

(c) Delivery of reports, information and documents to the Trustee is for informational purposes only and the Trustee’s receipt of such shall not constitute constructive notice of any information contained therein or determinable from information contained therein, including the Company’s compliance with any of its covenants hereunder (as to which the Trustee is entitled to rely exclusively on Officers’ Certificates).”

Section 3.02 Consequential Amendments to Indenture. The Base Indenture and the Supplemental Indentures are hereby amended to delete all provisions inconsistent with the amendments to the Base Indenture and Supplemental Indentures effected by this Thirteenth Supplemental Indenture (collectively with the amendments described in clauses (a) and (b) of Section 3.01, the “Amendments”).

Section 3.03 Reissuance of Global Notes. Pursuant to Section 8.06 of the Base Indenture, following the Exchange Offer Consummation Date, if reasonably determined by the Company that the Global Securities representing each applicable series of the Notes are required to be amended or replaced to conform with the terms of this Thirteenth Supplemental Indenture, the Company will prepare and execute and the Trustee will authenticate and deliver new Global Securities in accordance with the Form of Note attached as Exhibit A for the 2028 Notes, attached as Exhibit B for 2030 Notes, attached as Exhibit C for the 2031 Notes, attached as Exhibit D for the 2033 Notes, attached as Exhibit E for the 2041 Notes; and attached as Exhibit F for the 2048 Notes.

ARTICLE IV

MISCELLANEOUS

Section 4.01 Adoption, Ratification and Confirmation. The Base Indenture and the Supplemental Indentures, as supplemented and amended by this Thirteenth Supplemental Indenture, are in all respects hereby adopted, ratified and confirmed, and this Thirteenth Supplemental Indenture shall be deemed part of the Indenture in the manner and to the extent herein and therein provided. The provisions of this Thirteenth Supplemental Indenture shall, subject to the terms hereof, supersede the provisions of the Base Indenture and the Supplemental Indentures with respect to the Notes to the extent the Base Indenture and the Supplemental Indentures are inconsistent herewith.

Section 4.02 Counterparts. This Thirteenth Supplemental Indenture may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

Section 4.03 GOVERNING LAW. THE INDENTURE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

Section 4.04 Conflict of Any Provision of Indenture with Trust Indenture Act. If, and to the extent that, any provision of the Indenture limits, qualifies or conflicts with a provision required under the terms of the Trust Indenture Act, the Trust Indenture Act provision shall control.

Section 4.05 Effect of Headings. The Article and Section headings herein are for convenience only and shall not affect the construction hereof.

Section 4.06 Severability of Provisions. In case any provision in the Indenture or in the Notes shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

Section 4.07 Successors and Assigns. All covenants and agreements in the Indenture by the parties hereto shall bind their respective successors and assigns and inure to the benefit of their respective successors and assigns, whether so expressed or not.

Section 4.08 Benefit of Indenture. Nothing in this Thirteenth Supplemental Indenture, express or implied, shall give to any Person, other than the parties hereto, any Security Registrar, any Paying Agent, and their successors hereunder, and the Holders of the Notes, any benefit or any legal or equitable right, remedy or claim hereunder or under the Indenture.

Section 4.09 Acceptance by Trustee. At the discretion of the Company, and in reliance on the written Act of the Holders, the Legal Opinion and the Certificate, the Trustee accepts the amendments of the Base Indenture and each of the Supplemental Indentures effected by this Thirteenth Supplemental Indenture and agrees to execute the trusts created by the Base Indenture as hereby amended, but only upon the terms and conditions set forth in this Thirteenth Supplemental Indenture and the Base Indenture. Without limiting the generality of the foregoing, the Trustee assumes no responsibility for the correctness of the recitals contained herein, which shall be taken as the statements of the Company and except as provided in the Indenture, the Trustee shall not be responsible or accountable in any way whatsoever for or with respect to the validity or execution or sufficiency of this Thirteenth Supplemental Indenture and the Trustee makes no representation with respect thereto. All rights, protections, privileges, indemnities and benefits granted or afforded to the Trustee under the Indenture shall be deemed incorporated herein by this reference and shall be deemed applicable to all actions taken, suffered or omitted by the Trustee under this Thirteenth Supplemental Indenture.

[THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties hereto have caused this Thirteenth Supplemental Indenture to be duly executed as of the day and year first written above.

THE INTERPUBLIC GROUP OF COMPANIES, INC.

By:	/s/ Alessandro Nisita
Name: Alessandro Nisita
Title: Senior Vice President and Treasurer

Attest:

/s/ Andrew Bonzani
Name: Andrew Bonzani
Title: Executive Vice President and General Counsel

U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION, as Trustee

By:	/s/ Gregory M. Jackson
Name: Gregory M. Jackson
Title: Vice President

[Signature Page to Thirteenth Supplemental Indenture]

EXHIBIT A

[FORM OF FACE OF SECURITY]

[FOR GLOBAL SECURITY] [THIS SECURITY IS IN GLOBAL FORM WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE OF A DEPOSITARY. UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR SECURITIES IN CERTIFICATED FORM IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE, THIS SECURITY MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY TO THE INTERPUBLIC GROUP OF COMPANIES, INC. OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IN EXCHANGE FOR THIS SECURITY OR ANY PORTION HEREOF IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON OTHER THAN THE DEPOSITORY TRUST COMPANY OR A NOMINEE THEREOF IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

THE INTERPUBLIC GROUP OF COMPANIES, INC.

4.650% Senior Notes due 2028

No. __________

CUSIP No.: 460690 BP4

ISIN No.: US460690BP43

The Interpublic Group of Companies, Inc., a corporation duly organized and existing under the laws of Delaware (herein called the “Company,” which term includes any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay to __________, or registered assigns, on October 1, 2028, the principal sum of __________ Dollars ($__________) and to pay interest thereon from September 21, 2018, or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semiannually on April 1 and October 1 of each year, commencing on April 1, 2019, at the rate of 4.650% per annum until the principal hereof is paid or made available for payment. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest next preceding such Interest Payment Date.

Payment of the principal of (and premium, if any) and interest on this Note will be made at the office or agency of the Company maintained for that purpose in the State of New York, City of New York, Borough of Manhattan; provided, however, that at the option of the Company, payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register. Notwithstanding the foregoing, so long as all of the Notes of this series are represented by Notes in global form, the principal of (and premium, if any) and interest on this global Note shall be paid in same day funds to the Depositary, or to such name or entity as is requested by an authorized representative of the Depositary.

Reference is hereby made to the further provisions of this Note set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

THE INTERPUBLIC GROUP OF COMPANIES, INC.

By:
Name:
Title:

Attest:

By:
Name:
Title:

Dated: __________, 2025

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Notes described in the within-mentioned Indenture and Supplemental Indenture.

U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION, as Trustee

By:
Authorized Signatory

[FORM OF REVERSE SIDE OF SECURITY]

THE INTERPUBLIC GROUP OF COMPANIES, INC.

4.650% Senior Notes due 2028

1.	INTEREST

THE INTERPUBLIC GROUP OF COMPANIES, INC., a Delaware corporation (the “Company”), promises to pay interest on the outstanding Principal Amount of this Note at the rate of 4.650% per annum from September 21, 2018, or from the most recent Interest Payment Date to which interest has been paid or duly provided for, as the case may be, until Maturity. The Company shall pay interest semiannually in arrears on April 1 and October 1 of each year, commencing April 1, 2019, and at Maturity to the Person in whose name the Notes are registered at the close of business on the Regular Record Date of March 15 and September 30 (whether or not a Business Day), as the case may be, until the principal thereof is paid or made available for payment. Interest on the Notes will be calculated on the basis of a 360-day year comprised of twelve 30-day months.

If any Interest Payment Date, Optional Redemption Date, Change of Control Payment Date, Special Mandatory Redemption Date or Maturity date is not a Business Day, the payment of principal and interest, as applicable, will be made on the next succeeding Business Day. No interest will accrue on the amount so payable for the period from any Interest Payment Date, Optional Redemption Date, Change of Control Payment Date, Special Mandatory Redemption Date or the Maturity date, as the case may be, to the date payment is made on such next succeeding Business Day.

2.	METHOD OF PAYMENT

Subject to the terms and conditions of the Indenture, the Company shall make payments in respect of the Notes to the Persons who are registered Holders of Notes as of the close of business on the Business Day preceding the Optional Redemption Date, Maturity date or Special Mandatory Redemption Date, as the case may be, or at the close of business on a Change of Control Payment Date. Holders must surrender Notes to a Paying Agent to collect such payments in respect of the Notes. The Company shall pay cash amounts in money of the United States that at the time of payment is legal tender for payment of public and private debts. However, the Company may make such cash payments by check payable in such money.

3.	PAYING AGENT AND SECURITY REGISTRAR

Initially, U.S. Bank Trust Company, National Association (as successor to U.S. Bank National Association), a national banking association under the laws of the United States of America and having a corporate trust office in Atlanta, Georgia (the “Trustee”), shall act as Paying Agent and Security Registrar. The Company may appoint and change any Paying Agent and Security Registrar or co-registrar without notice, other than notice to the Trustee except that the Company will maintain at least one Paying Agent in the State of New York, City of New York, Borough of Manhattan. The Company or any of its Subsidiaries or any of their Affiliates may act as Paying Agent, Security Registrar or co-registrar.

4.	INDENTURE

This Security is one of a duly authorized issue of securities of the Company (herein called the “Securities”), issued and to be issued in one or more series under a Senior Debt Indenture, dated as of March 2, 2012 (the “Base Indenture”), as supplemented by the Seventh Supplemental Indenture thereto, dated as of September 21, 2018 (the “Supplemental Indenture”), between the Company and the Trustee, as further supplemented by the Thirteenth Supplemental Indenture thereto, dated as of August 22, 2025 (the “Thirteenth Supplemental Indenture,” and together with the Supplemental Indenture and the Base Indenture, the “Indenture”), between the Company and the Trustee. Capitalized terms used herein and not defined herein have the meanings ascribed thereto in the Indenture. Reference is hereby made to the Indenture for a statement of the respective rights thereunder of the Company, the Trustee and the Holders of the Notes and the terms upon which the Notes are to be authenticated and delivered. The terms, conditions and provisions of the Notes are those stated in the Indenture, those made part of the Indenture by reference to the Trust Indenture Act of 1939, as amended, and those set forth in the Notes.

The Notes are general unsecured obligations of the Company initially issued in an aggregate Principal Amount of $500,000,000.

5.	REDEMPTION AT THE OPTION OF THE COMPANY

No sinking fund is provided for the Notes. Except as set forth below, the Notes shall not be redeemable by the Company.

The Company, at its option, may at any time or from time to time, prior to the Par Call Date, redeem the Notes in whole or in part at a redemption price equal to the greater of (1) 100% of the Principal Amount of the Notes to be redeemed and (2) the sum of the present values of the Remaining Scheduled Payments on such Notes discounted to the Optional Redemption Date, on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months), at a rate equal to the sum of the applicable Treasury Rate, plus 25 basis points, plus in either case accrued and unpaid interest thereon to, but excluding, the Optional Redemption Date. The Company, at its option, may redeem the Notes in whole or in part at any time on or after the Par Call Date at a redemption price equal to 100% of the Principal Amount of the Notes to be redeemed, plus accrued and unpaid interest thereon to, but excluding, the Optional Redemption Date.

6.	NOTICE OF REDEMPTION AT THE OPTION OF THE COMPANY

Subject to the provisions of paragraph 5 of this Note, at least 30 days but not more than 60 days before an Optional Redemption Date, the Company shall mail or cause to be mailed a notice of redemption by first-class mail to the Trustee, the Paying Agent and each Holder of Notes to be redeemed at such Holder’s address as it appears on the Note register or otherwise in accordance with DTC’s procedures. If money sufficient to pay the Optional Redemption Price of all Notes (or portions thereof) to be redeemed on the Optional Redemption Date is deposited with the Paying Agent prior to or on the Optional Redemption Date, on and after the Optional Redemption Date, interest, if any, shall cease to accrue on such Notes or portions thereof. Notes in denominations larger than $2,000 Principal Amount may be redeemed in part but only in integral multiples of $1,000 Principal Amount in excess thereof.

7.	REPURCHASE OF NOTES AT THE OPTION OF THE HOLDER UPON A CHANGE OF CONTROL REPURCHASE EVENT

If a Change of Control Repurchase Event occurs, each Holder shall have the right to require the Company to repurchase all or any part (equal to $2,000 or an integral multiple of $1,000 in excess thereof) of that Holder’s Notes pursuant to a Change of Control Offer on the terms set forth in the Indenture. In the Change of Control Offer, the Company will offer payment in cash equal to not less than 101% of the aggregate principal amount of Notes repurchased plus accrued and unpaid interest to, but excluding, the date of repurchase, which date will be no earlier than the date of the Change of Control. The Company shall not be required to make a Change of Control Offer upon a Change of Control Repurchase Event if a third party makes the Change of Control Offer in the manner, at the times and otherwise in compliance with the requirements set forth in Section 2.04 of the Supplemental Indenture applicable to a Change of Control Offer made by the Company and purchases all Notes validly tendered and not withdrawn under such Change of Control Offer.

8.	SPECIAL MANDATORY REDEMPTION

If, for any reason, (i) the AMS Acquisition is not completed on or prior to June 30, 2019, or (ii) the Purchase Agreement is terminated on or prior to June 30, 2019, the Company shall redeem all of the Notes on the Special Mandatory Redemption Date at the Special Mandatory Redemption Price on the terms set forth in the Indenture. If funds sufficient to pay the Special Mandatory Redemption Price of all of the Notes to be redeemed on the Special Mandatory Redemption Date are deposited with the Paying Agent or the Trustee on or before such Special Mandatory Redemption Date, on and after such Special Mandatory Redemption Date, the Notes will cease to bear interest and, other than the right to receive the Special Mandatory Redemption Price, all rights under the Notes shall terminate.

9.	RANKING

The Notes shall be direct senior obligations of the Company and shall rank senior in right of payment to all existing and future Indebtedness that is, by its terms, expressly subordinated in right of payment to the Notes and pari passu in right of payment with all other unsecured senior Indebtedness of the Company. The Notes are not guaranteed.

10.	DEFAULTED INTEREST

Except as otherwise specified with respect to the Notes, any Defaulted Interest on any Note shall forthwith cease to be payable to the registered Holder thereof on the relevant Regular Record Date by virtue of having been such Holder, and such Defaulted Interest may be paid by the Company as provided for in Section 2.08 of the Base Indenture and Section 2.02 of the Supplemental Indenture.

11.	DENOMINATIONS; TRANSFER; EXCHANGE

The Notes are in registered form, without coupons, in denominations of $2,000 or integral multiples of $1,000 in excess thereof. A Holder may transfer Notes in accordance with the Indenture. The Security Registrar may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and to pay any taxes and fees required by law or permitted by the Indenture. In the event of a partial redemption of the Notes or Change of Control Offer, the Security Registrar need not transfer or exchange any Notes selected for redemption (except, in the case of a Note to be redeemed in part, the portion of the Note not to be redeemed), or any Notes tendered and not withdrawn in connection with a Change of Control Offer (except, in the case of a Note to be repurchased in part, the portion of the Note not to be repurchased), for a period of 15 days before the mailing of a notice with respect to a redemption or Change of Control Offer, as applicable, and ending at the close of business on the day of such mailing. The Notes are subject to certain transfer restrictions set forth in Article 3 of the Supplemental Indenture.

12.	PERSONS DEEMED OWNERS

The registered Holder of this Note may be treated as the owner of this Note for all purposes.

13.	UNCLAIMED MONEY OR PROPERTY

The Trustee and the Paying Agent shall return to the Company upon written request any money or property held by them for the payment of any amount with respect to the Notes that remains unclaimed for one year; provided, however, that the Trustee or such Paying Agent, before being required to make any such return, shall at the expense of the Company cause to be published once in a newspaper of general circulation in The City of New York or mail to each such Holder notice that such money or property remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication or mailing, any unclaimed money or property then remaining shall be returned to the Company. After return to the Company, Holders entitled to the money or property must look to the Company for payment as general creditors unless an applicable abandoned property law designates another Person.

14.	AMENDMENT; WAIVER

Subject to certain exceptions set forth in the Indenture, (i) the Indenture or the Notes may be amended with the written consent of the Holders of at least a majority in aggregate Principal Amount of the Notes at the time outstanding and (ii) certain Defaults or noncompliance with certain provisions may be waived with the written consent of the Holders of a majority in aggregate Principal Amount of the Notes at the time outstanding. The Indenture or the Notes may be amended without the consent of any Holders under circumstances set forth in Section 8.01 of the Base Indenture.

15.	DEFAULTS AND REMEDIES

If an Event of Default occurs and is continuing, the Trustee, or the Holders of at least 25% in aggregate Principal Amount of the Notes at the time outstanding, may declare the outstanding Principal Amount and any accrued and unpaid interest, of all the Notes to be due and payable immediately. Certain events of bankruptcy or insolvency are Events of Default which shall result in the Notes being declared due and payable immediately upon the occurrence of any of such Events of Default.

Events of Default in respect of the Notes are set forth in Section 4.01 of the Base Indenture, as amended and supplemented by Article 4 of the Supplemental Indenture, as further amended by Article III of the Thirteenth Supplemental Indenture. Holders may not enforce the Indenture or the Notes except as provided in the Indenture. The Trustee may refuse to enforce the Indenture or the Notes unless it receives indemnity or security reasonably satisfactory to it. Subject to certain limitations, conditions and exceptions, Holders of a majority in aggregate Principal Amount of the Notes at the time outstanding may direct the Trustee in its exercise of any trust or power, including the annulment of a declaration of acceleration. The Trustee may withhold from Holders notice of any continuing Default (except a Default in payment of amounts specified in clauses (1) and (2) of Section 4.01 of the Base Indenture) if it determines that withholding notice is in their interests.

16.	[RESERVED]

17.	TRUSTEE AND AGENT DEALINGS WITH THE COMPANY

The Trustee, Paying Agent and Security Registrar under the Indenture, each in its individual or any other capacity, may become the owner or pledgee of Notes and may otherwise deal with and collect obligations owed to it by the Company or its Affiliates and may otherwise deal with the Company or its Affiliates with the same rights it would have if it were not Trustee, Paying Agent or Security Registrar.

18.	NO RECOURSE AGAINST OTHERS

A director, officer or employee, as such, of the Company or any Subsidiary of the Company or any stockholder as such, of the Company shall not have any liability for any obligations of the Company under the Notes or the Supplemental Indenture or for any claim based on, in respect of or by reason of such obligations or their creation. By accepting a Note, each Holder waives and releases all such liability. The waiver and release are part of the consideration for the issue of the Notes.

19.	AUTHENTICATION

This Note shall not be valid until an authorized officer of the Trustee or Authenticating Agent manually signs the Trustee’s certificate of authentication on the other side of this Note.

20.	ABBREVIATIONS

Customary abbreviations may be used in the name of a Holder or an assignee, such as TEN COM (=tenants in common), TENANT (=tenants by the entireties), JT TEN (=joint tenants with right of survivorship and not as tenants in common), CUST (=custodian), and U/G/M/A (=Uniform Gift to Minors Act).

21.	GOVERNING LAW

The Indenture and this Note shall be governed by and construed in accordance with the laws of the State of New York without regard to the conflicts of law rules of said state.

ASSIGNMENT FORM

To assign this Security, fill in the form below: (I) or (we) assign and transfer this Security to:

(Insert assignee’s social security or tax I.D. number)

(Print or type assignee’s name, address and zip code)

and irrevocably appoint as agent to transfer this Security on the books of the Company. The agent may substitute another to act for him.

Dated: _____________

Your Signature:

(Sign exactly as your name appears on the other side of this Security)

Signature Guaranty:
[Signatures must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Trustee, which requirements will include membership or participation in STAMP or such other “signature guarantee program” as may be determined by the Trustee in addition to, or in substitution for, STAMP, all in accordance with the Exchange Act.]

Social Security Number or

Taxpayer Identification Number: ______________

OPTION OF HOLDER TO ELECT PURCHASE

The undersigned registered Holder of this Note hereby acknowledges receipt of a notice from The Interpublic Group of Companies, Inc. (the “Company”) as to the occurrence of a Change of Control Repurchase Event with respect to the Company and requests and instructs the Company to repurchase this Note, or the portion hereof (which is $2,000 Principal Amount or an integral multiple of $1,000 in excess thereof) designated below, in accordance with paragraph 7 of this Note and the terms of the Indenture referred to in this Note and directs that the check in payment for this Note or the portion thereof and any Notes representing any unrepurchased principal amount hereof, be issued and delivered to the registered Holder hereof.

Dated: __________

Your Signature:

(Sign exactly as your name appears on the other side of this Security)

Signature Guaranty:
[Signatures must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Trustee, which requirements will include membership or participation in STAMP or such other “signature guarantee program” as may be determined by the Trustee in addition to, or in substitution for, STAMP, all in accordance with the Exchange Act.]

Social Security Number or
Taxpayer Identification Number:

Social Security Number or

Taxpayer Identification Number: ____________

Principal Amount to be purchased (if less than all): $_____,000.

EXHIBIT B

[FORM OF FACE OF SECURITY]

[FOR GLOBAL SECURITY] [THIS SECURITY IS IN GLOBAL FORM WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE OF A DEPOSITARY. UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR SECURITIES IN CERTIFICATED FORM IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE, THIS SECURITY MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY TO THE INTERPUBLIC GROUP OF COMPANIES, INC. OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IN EXCHANGE FOR THIS SECURITY OR ANY PORTION HEREOF IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON OTHER THAN THE DEPOSITORY TRUST COMPANY OR A NOMINEE THEREOF IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

THE INTERPUBLIC GROUP OF COMPANIES, INC.

5.400% Senior Notes due 2048

No. __________

CUSIP No.: 460690 BQ2

ISIN No.: US460690BQ26

The Interpublic Group of Companies, Inc., a corporation duly organized and existing under the laws of Delaware (herein called the “Company,” which term includes any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay to __________, or registered assigns, on October 1, 2048, the principal sum of __________Dollars ($__________) and to pay interest thereon from September 21, 2018, or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semiannually on April 1 and October 1 of each year, commencing on April 1, 2019, at the rate of 5.400% per annum until the principal hereof is paid or made available for payment. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest next preceding such Interest Payment Date.

Payment of the principal of (and premium, if any) and interest on this Note will be made at the office or agency of the Company maintained for that purpose in the State of New York, City of New York, Borough of Manhattan; provided, however, that at the option of the Company, payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register. Notwithstanding the foregoing, so long as all of the Notes of this series are represented by Notes in global form, the principal of (and premium, if any) and interest on this global Note shall be paid in same day funds to the Depositary, or to such name or entity as is requested by an authorized representative of the Depositary.

Reference is hereby made to the further provisions of this Note set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

THE INTERPUBLIC GROUP OF COMPANIES, INC.

By:
Name:
Title:

Attest:

By:
Name:
Title:

Dated: __________, 2025

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Notes described in the within-mentioned Indenture and Supplemental Indenture.

U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION, as Trustee

By:
Authorized Signatory

[FORM OF REVERSE SIDE OF SECURITY]

THE INTERPUBLIC GROUP OF COMPANIES, INC.

5.400% Senior Notes due 2048

1.	INTEREST

THE INTERPUBLIC GROUP OF COMPANIES, INC., a Delaware corporation (the “Company”), promises to pay interest on the outstanding Principal Amount of this Note at the rate of 5.400% per annum from September 21, 2018, or from the most recent Interest Payment Date to which interest has been paid or duly provided for, as the case may be, until Maturity. The Company shall pay interest semiannually in arrears on April 1 and October 1 of each year, commencing April 1, 2019, and at Maturity to the Person in whose name the Notes are registered at the close of business on the Regular Record Date of March 15 and September 15 (whether or not a Business Day), as the case may be, until the principal thereof is paid or made available for payment. Interest on the Notes will be calculated on the basis of a 360-day year comprised of twelve 30-day months.

If any Interest Payment Date, Optional Redemption Date, Change of Control Payment Date or Maturity date is not a Business Day, the payment of principal and interest, as applicable, will be made on the next succeeding Business Day. No interest will accrue on the amount so payable for the period from any Interest Payment Date, Optional Redemption Date, Change of Control Payment Date or the Maturity date, as the case may be, to the date payment is made on such next succeeding Business Day.

2.	METHOD OF PAYMENT

Subject to the terms and conditions of the Indenture, the Company shall make payments in respect of the Notes to the Persons who are registered Holders of Notes as of the close of business on the Business Day preceding the Optional Redemption Date or Maturity date, as the case may be, or at the close of business on a Change of Control Payment Date. Holders must surrender Notes to a Paying Agent to collect such payments in respect of the Notes. The Company shall pay cash amounts in money of the United States that at the time of payment is legal tender for payment of public and private debts. However, the Company may make such cash payments by check payable in such money.

3.	PAYING AGENT AND SECURITY REGISTRAR

Initially, U.S. Bank Trust Company, National Association (as successor to U.S. Bank National Association), a national banking association under the laws of the United States of America and having a corporate trust office in Atlanta, Georgia (the “Trustee”), shall act as Paying Agent and Security Registrar. The Company may appoint and change any Paying Agent and Security Registrar or co-registrar without notice, other than notice to the Trustee except that the Company will maintain at least one Paying Agent in the State of New York, City of New York, Borough of Manhattan. The Company or any of its Subsidiaries or any of their Affiliates may act as Paying Agent, Security Registrar or co-registrar.

Exhibit A-4

4.	INDENTURE

This Security is one of a duly authorized issue of securities of the Company (herein called the “Securities”), issued and to be issued in one or more series under a Senior Debt Indenture, dated as of March 2, 2012 (the “Base Indenture”), as supplemented by the Eighth Supplemental Indenture thereto, dated as of September 21, 2018 (the “Supplemental Indenture”), between the Company and the Trustee, as further supplemented by the Thirteenth Supplemental Indenture thereto, dated as of August 22, 2025 (the “Thirteenth Supplemental Indenture,” and together with the Supplemental Indenture and the Base Indenture, the “Indenture”), between the Company and the Trustee. Capitalized terms used herein and not defined herein have the meanings ascribed thereto in the Indenture. Reference is hereby made to the Indenture for a statement of the respective rights thereunder of the Company, the Trustee and the Holders of the Notes and the terms upon which the Notes are to be authenticated and delivered. The terms, conditions and provisions of the Notes are those stated in the Indenture, those made part of the Indenture by reference to the Trust Indenture Act of 1939, as amended, and those set forth in the Notes.

The Notes are general unsecured obligations of the Company initially issued in an aggregate Principal Amount of $500,000,000.

5.	REDEMPTION AT THE OPTION OF THE COMPANY

No sinking fund is provided for the Notes. Except as set forth below, the Notes shall not be redeemable by the Company.

The Company, at its option, may at any time or from time to time, prior to the Par Call Date, redeem the Notes in whole or in part at a redemption price equal to the greater of (1) 100% of the Principal Amount of the Notes to be redeemed and (2) the sum of the present values of the Remaining Scheduled Payments on such Notes discounted to the Optional Redemption Date, on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months), at a rate equal to the sum of the applicable Treasury Rate, plus 35 basis points, plus in either case accrued and unpaid interest thereon to, but excluding, the Optional Redemption Date. The Company, at its option, may redeem the Notes in whole or in part at any time on or after the Par Call Date at a redemption price equal to 100% of the Principal Amount of the Notes to be redeemed, plus accrued and unpaid interest thereon to, but excluding, the Optional Redemption Date.

6.	NOTICE OF REDEMPTION AT THE OPTION OF THE COMPANY

Subject to the provisions of paragraph 5 of this Note, at least 30 days but not more than 60 days before an Optional Redemption Date, the Company shall mail or cause to be mailed a notice of redemption by first-class mail to the Trustee, the Paying Agent and each Holder of Notes to be redeemed at such Holder’s address as it appears on the Note register or otherwise in accordance with DTC’s procedures. If money sufficient to pay the Optional Redemption Price of all Notes (or portions thereof) to be redeemed on the Optional Redemption Date is deposited with the Paying Agent prior to or on the Optional Redemption Date, on and after the Optional Redemption Date, interest, if any, shall cease to accrue on such Notes or portions thereof. Notes in denominations larger than $2,000 Principal Amount may be redeemed in part but only in integral multiples of $1,000 Principal Amount in excess thereof.

7.	REPURCHASE OF NOTES AT THE OPTION OF THE HOLDER UPON A CHANGE OF CONTROL REPURCHASE EVENT

If a Change of Control Repurchase Event occurs, each Holder shall have the right to require the Company to repurchase all or any part (equal to $2,000 or an integral multiple of $1,000 in excess thereof) of that Holder’s Notes pursuant to a Change of Control Offer on the terms set forth in the Indenture. In the Change of Control Offer, the Company will offer payment in cash equal to not less than 101% of the aggregate principal amount of Notes repurchased plus accrued and unpaid interest to, but excluding, the date of repurchase, which date will be no earlier than the date of the Change of Control. The Company shall not be required to make a Change of Control Offer upon a Change of Control Repurchase Event if a third party makes the Change of Control Offer in the manner, at the times and otherwise in compliance with the requirements set forth in Section 2.04 of the Supplemental Indenture applicable to a Change of Control Offer made by the Company and purchases all Notes validly tendered and not withdrawn under such Change of Control Offer.

8.	RANKING

The Notes shall be direct senior obligations of the Company and shall rank senior in right of payment to all existing and future Indebtedness that is, by its terms, expressly subordinated in right of payment to the Notes and pari passu in right of payment with all other unsecured senior Indebtedness of the Company. The Notes are not guaranteed.

9.	DEFAULTED INTEREST

Except as otherwise specified with respect to the Notes, any Defaulted Interest on any Note shall forthwith cease to be payable to the registered Holder thereof on the relevant Regular Record Date by virtue of having been such Holder, and such Defaulted Interest may be paid by the Company as provided for in Section 2.08 of the Base Indenture and Section 2.02 of the Supplemental Indenture.

10.	DENOMINATIONS; TRANSFER; EXCHANGE

The Notes are in registered form, without coupons, in denominations of $2,000 or integral multiples of $1,000 in excess thereof. A Holder may transfer Notes in accordance with the Indenture. The Security Registrar may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and to pay any taxes and fees required by law or permitted by the Indenture. In the event of a partial redemption of the Notes or Change of Control Offer, the Security Registrar need not transfer or exchange any Notes selected for redemption (except, in the case of a Note to be redeemed in part, the portion of the Note not to be redeemed), or any Notes tendered and not withdrawn in connection with a Change of Control Offer (except, in the case of a Note to be repurchased in part, the portion of the Note not to be repurchased), for a period of 15 days before the mailing of a notice with respect to a redemption or Change of Control Offer, as applicable, and ending at the close of business on the day of such mailing. The Notes are subject to certain transfer restrictions set forth in Article 3 of the Supplemental Indenture.

11.	PERSONS DEEMED OWNERS

The registered Holder of this Note may be treated as the owner of this Note for all purposes.

12.	UNCLAIMED MONEY OR PROPERTY

The Trustee and the Paying Agent shall return to the Company upon written request any money or property held by them for the payment of any amount with respect to the Notes that remains unclaimed for one year; provided, however, that the Trustee or such Paying Agent, before being required to make any such return, shall at the expense of the Company cause to be published once in a newspaper of general circulation in The City of New York or mail to each such Holder notice that such money or property remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication or mailing, any unclaimed money or property then remaining shall be returned to the Company. After return to the Company, Holders entitled to the money or property must look to the Company for payment as general creditors unless an applicable abandoned property law designates another Person.

13.	AMENDMENT; WAIVER

Subject to certain exceptions set forth in the Indenture, (i) the Indenture or the Notes may be amended with the written consent of the Holders of at least a majority in aggregate Principal Amount of the Notes at the time outstanding and (ii) certain Defaults or noncompliance with certain provisions may be waived with the written consent of the Holders of a majority in aggregate Principal Amount of the Notes at the time outstanding. The Indenture or the Notes may be amended without the consent of any Holders under circumstances set forth in Section 8.01 of the Base Indenture.

14.	DEFAULTS AND REMEDIES

If an Event of Default occurs and is continuing, the Trustee, or the Holders of at least 25% in aggregate Principal Amount of the Notes at the time outstanding, may declare the outstanding Principal Amount and any accrued and unpaid interest, of all the Notes to be due and payable immediately. Certain events of bankruptcy or insolvency are Events of Default which shall result in the Notes being declared due and payable immediately upon the occurrence of any of such Events of Default.

Events of Default in respect of the Notes are set forth in Section 4.01 of the Base Indenture, as amended and supplemented by Article 4 of the Supplemental Indenture, as further amended by Article III of the Thirteenth Supplemental Indenture. Holders may not enforce the Indenture or the Notes except as provided in the Indenture. The Trustee may refuse to enforce the Indenture or the Notes unless it receives indemnity or security reasonably satisfactory to it. Subject to certain limitations, conditions and exceptions, Holders of a majority in aggregate Principal

Amount of the Notes at the time outstanding may direct the Trustee in its exercise of any trust or power, including the annulment of a declaration of acceleration. The Trustee may withhold from Holders notice of any continuing Default (except a Default in payment of amounts specified in clauses (1) and (2) of Section 4.01 of the Base Indenture) if it determines that withholding notice is in their interests.

15.	[RESERVED]

16.	TRUSTEE AND AGENT DEALINGS WITH THE COMPANY

The Trustee, Paying Agent and Security Registrar under the Indenture, each in its individual or any other capacity, may become the owner or pledgee of Notes and may otherwise deal with and collect obligations owed to it by the Company or its Affiliates and may otherwise deal with the Company or its Affiliates with the same rights it would have if it were not Trustee, Paying Agent or Security Registrar.

17.	NO RECOURSE AGAINST OTHERS

A director, officer or employee, as such, of the Company or any Subsidiary of the Company or any stockholder as such, of the Company shall not have any liability for any obligations of the Company under the Notes or the Supplemental Indenture or for any claim based on, in respect of or by reason of such obligations or their creation. By accepting a Note, each Holder waives and releases all such liability. The waiver and release are part of the consideration for the issue of the Notes.

18.	AUTHENTICATION

This Note shall not be valid until an authorized officer of the Trustee or Authenticating Agent manually signs the Trustee’s certificate of authentication on the other side of this Note.

19.	ABBREVIATIONS

Customary abbreviations may be used in the name of a Holder or an assignee, such as TEN COM (=tenants in common), TENANT (=tenants by the entireties), JT TEN (=joint tenants with right of survivorship and not as tenants in common), CUST (=custodian), and U/G/M/A (=Uniform Gift to Minors Act).

20.	GOVERNING LAW

The Indenture and this Note shall be governed by and construed in accordance with the laws of the State of New York without regard to the conflicts of law rules of said state.

ASSIGNMENT FORM

To assign this Security, fill in the form below: (I) or (we) assign and transfer this Security to:

(Insert assignee’s social security or tax I.D. number)

(Print or type assignee’s name, address and zip code)

and irrevocably appoint as agent to transfer this Security on the books of the Company. The agent may substitute another to act for him.

Dated: _____________

Your Signature:

(Sign exactly as your name appears on the other side of this Security)

Signature
Guaranty:
[Signatures must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Trustee, which requirements will include membership or participation in STAMP or such other “signature guarantee program” as may be determined by the Trustee in addition to, or in substitution for, STAMP, all in accordance with the Exchange Act.]

Social Security Number or

Taxpayer Identification Number: ______________

OPTION OF HOLDER TO ELECT PURCHASE

The undersigned registered Holder of this Note hereby acknowledges receipt of a notice from The Interpublic Group of Companies, Inc. (the “Company”) as to the occurrence of a Change of Control Repurchase Event with respect to the Company and requests and instructs the Company to repurchase this Note, or the portion hereof (which is $2,000 Principal Amount or an integral multiple of $1,000 in excess thereof) designated below, in accordance with paragraph 7 of this Note and the terms of the Indenture referred to in this Note and directs that the check in payment for this Note or the portion thereof and any Notes representing any unrepurchased principal amount hereof, be issued and delivered to the registered Holder hereof.

Dated: __________

Your Signature:

(Sign exactly as your name appears on the other side of this Security)

Signature
Guaranty:
[Signatures must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Trustee, which requirements will include membership or participation in STAMP or such other “signature guarantee program” as may be determined by the Trustee in addition to, or in substitution for, STAMP, all in accordance with the Exchange Act.]

Social Security Number or
Taxpayer Identification Number:

Social Security Number or

Taxpayer Identification Number: ____________

Principal Amount to be purchased (if less than all): $_____,000.

EXHIBIT C

[FORM OF FACE OF SECURITY]

[FOR GLOBAL SECURITY] [THIS SECURITY IS IN GLOBAL FORM WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE OF A DEPOSITARY. UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR SECURITIES IN CERTIFICATED FORM IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE, THIS SECURITY MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY TO THE INTERPUBLIC GROUP OF COMPANIES, INC. OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IN EXCHANGE FOR THIS SECURITY OR ANY PORTION HEREOF IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON OTHER THAN THE DEPOSITORY TRUST COMPANY OR A NOMINEE THEREOF IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

THE INTERPUBLIC GROUP OF COMPANIES, INC.

4.750% Senior Notes due 2030

No. _________

CUSIP No.: 460690 BR0

ISIN No.: US460690BR09

The Interpublic Group of Companies, Inc., a corporation duly organized and existing under the laws of Delaware (herein called the “Company,” which term includes any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay to _____________, or registered assigns, on March 30, 2030, the principal sum of __________ Dollars ($__________) and to pay interest thereon from March 30, 2020, or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semiannually on March 30 and September 30 of each year, commencing on September 30, 2020, at the rate of 4.750% per annum until the principal hereof is paid or made available for payment. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest next preceding such Interest Payment Date.

Payment of the principal of (and premium, if any) and interest on this Note will be made at the office or agency of the Company maintained for that purpose in the State of New York, City of New York, Borough of Manhattan; provided, however, that at the option of the Company, payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register. Notwithstanding the foregoing, so long as all of the Notes of this series are represented by Notes in global form, the principal of (and premium, if any) and interest on this global Note shall be paid in same day funds to the Depositary, or to such name or entity as is requested by an authorized representative of the Depositary.

Reference is hereby made to the further provisions of this Note set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

THE INTERPUBLIC GROUP OF COMPANIES, INC.

By:
Name:
Title:

Attest:

By:
Name:
Title:

Dated: __________, 2025

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Notes described in the within-mentioned Indenture and Supplemental Indenture.

U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION, as Trustee

By:
Authorized Signatory

[FORM OF REVERSE SIDE OF SECURITY]

THE INTERPUBLIC GROUP OF COMPANIES, INC.

4.750% Senior Notes due 2030

1.	INTEREST

THE INTERPUBLIC GROUP OF COMPANIES, INC., a Delaware corporation (the “Company”), promises to pay interest on the outstanding Principal Amount of this Note at the rate of 4.750% per annum from March 30, 2020, or from the most recent Interest Payment Date to which interest has been paid or duly provided for, as the case may be, until Maturity. The Company shall pay interest semiannually in arrears on March 30 and September 30 of each year, commencing September 30, 2020, and at Maturity to the Person in whose name the Notes are registered at the close of business on the Regular Record Date of March 15 and September 15 (whether or not a Business Day), as the case may be, until the principal thereof is paid or made available for payment. Interest on the Notes will be calculated on the basis of a 360-day year comprised of twelve 30-day months.

If any Interest Payment Date, Optional Redemption Date, Change of Control Payment Date or Maturity date is not a Business Day, the payment of principal and interest, as applicable, will be made on the next succeeding Business Day. No interest will accrue on the amount so payable for the period from any Interest Payment Date, Optional Redemption Date, Change of Control Payment Date or the Maturity date, as the case may be, to the date payment is made on such next succeeding Business Day.

2.	METHOD OF PAYMENT

Subject to the terms and conditions of the Indenture, the Company shall make payments in respect of the Notes to the Persons who are registered Holders of Notes as of the close of business on the Business Day preceding the Optional Redemption Date or Maturity date, as the case may be, or at the close of business on a Change of Control Payment Date. Holders must surrender Notes to a Paying Agent to collect such payments in respect of the Notes. The Company shall pay cash amounts in money of the United States that at the time of payment is legal tender for payment of public and private debts. However, the Company may make such cash payments by check payable in such money.

3.	PAYING AGENT AND SECURITY REGISTRAR

Initially, U.S. Bank Trust Company, National Association (as successor to U.S. Bank National Association), a national banking association under the laws of the United States of America and having a corporate trust office in Atlanta, Georgia (the “Trustee”), shall act as Paying Agent and Security Registrar. The Company may appoint and change any Paying Agent and Security Registrar or co-registrar without notice, other than notice to the Trustee except that the Company will maintain at least one Paying Agent in the State of New York, City of New York, Borough of Manhattan. The Company or any of its Subsidiaries or any of their Affiliates may act as Paying Agent, Security Registrar or co-registrar.

4.	INDENTURE

This Security is one of a duly authorized issue of securities of the Company (herein called the “Securities”), issued and to be issued in one or more series under a Senior Debt Indenture, dated as of March 2, 2012 (the “Base Indenture”), as supplemented by the Ninth Supplemental Indenture thereto, dated as of March 30, 2020 (the “Supplemental Indenture”), between the Company and the Trustee, as further supplemented by the Thirteenth Supplemental Indenture thereto, dated as of August 22, 2025 (the “Thirteenth Supplemental Indenture,” and together with the Supplemental Indenture and the Base Indenture, the “Indenture”), between the Company and the Trustee. Capitalized terms used herein and not defined herein have the meanings ascribed thereto in the Indenture. Reference is hereby made to the Indenture for a statement of the respective rights thereunder of the Company, the Trustee and the Holders of the Notes and the terms upon which the Notes are to be authenticated and delivered. The terms, conditions and provisions of the Notes are those stated in the Indenture, those made part of the Indenture by reference to the Trust Indenture Act of 1939, as amended, and those set forth in the Notes.

The Notes are general unsecured obligations of the Company initially issued in an aggregate Principal Amount of $650,000,000.

5.	REDEMPTION AT THE OPTION OF THE COMPANY

No sinking fund is provided for the Notes. Except as set forth below, the Notes shall not be redeemable by the Company.

The Company, at its option, may at any time or from time to time, prior to the Par Call Date, redeem the Notes in whole or in part at a redemption price equal to the greater of (1) 100% of the Principal Amount of the Notes to be redeemed and (2) the sum of the present values of the Remaining Scheduled Payments on such Notes discounted to the Optional Redemption Date, on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months), at a rate equal to the sum of the applicable Treasury Rate, plus 50 basis points, plus in either case accrued and unpaid interest thereon to, but excluding, the Optional Redemption Date. The Company, at its option, may redeem the Notes in whole or in part at any time on or after the Par Call Date at a redemption price equal to 100% of the Principal Amount of the Notes to be redeemed, plus accrued and unpaid interest thereon to, but excluding, the Optional Redemption Date.

6.	NOTICE OF REDEMPTION AT THE OPTION OF THE COMPANY

Subject to the provisions of paragraph 5 of this Note, at least 30 days but not more than 60 days before an Optional Redemption Date, the Company shall mail or cause to be mailed a notice of redemption by first-class mail to the Trustee, the Paying Agent and each Holder of Notes to be redeemed at such Holder’s address as it appears on the Note register or otherwise in accordance with DTC’s procedures. If money sufficient to pay the Optional Redemption Price of all Notes (or portions thereof) to be redeemed on the Optional Redemption Date is deposited with the Paying Agent prior to or on the Optional Redemption Date, on and after the Optional Redemption Date, interest, if any, shall cease to accrue on such Notes or portions thereof. Notes in denominations larger than $2,000 Principal Amount may be redeemed in part but only in integral multiples of $1,000 Principal Amount in excess thereof.

7.	REPURCHASE OF NOTES AT THE OPTION OF THE HOLDER UPON A CHANGE OF CONTROL REPURCHASE EVENT

If a Change of Control Repurchase Event occurs, each Holder shall have the right to require the Company to repurchase all or any part (equal to $2,000 or an integral multiple of $1,000 in excess thereof) of that Holder’s Notes pursuant to a Change of Control Offer on the terms set forth in the Indenture. In the Change of Control Offer, the Company will offer payment in cash equal to not less than 101% of the aggregate principal amount of Notes repurchased plus accrued and unpaid interest to, but excluding, the date of repurchase, which date will be no earlier than the date of the Change of Control. The Company shall not be required to make a Change of Control Offer upon a Change of Control Repurchase Event if a third party makes the Change of Control Offer in the manner, at the times and otherwise in compliance with the requirements set forth in Section 2.04 of the Supplemental Indenture applicable to a Change of Control Offer made by the Company and purchases all Notes validly tendered and not withdrawn under such Change of Control Offer.

8.	RANKING

The Notes shall be direct senior obligations of the Company and shall rank senior in right of payment to all existing and future Indebtedness that is, by its terms, expressly subordinated in right of payment to the Notes and pari passu in right of payment with all other unsecured senior Indebtedness of the Company. The Notes are not guaranteed.

9.	DEFAULTED INTEREST

Except as otherwise specified with respect to the Notes, any Defaulted Interest on any Note shall forthwith cease to be payable to the registered Holder thereof on the relevant Regular Record Date by virtue of having been such Holder, and such Defaulted Interest may be paid by the Company as provided for in Section 2.08 of the Base Indenture and Section 2.02 of the Supplemental Indenture.

10.	DENOMINATIONS; TRANSFER; EXCHANGE

The Notes are in registered form, without coupons, in denominations of $2,000 or integral multiples of $1,000 in excess thereof. A Holder may transfer Notes in accordance with the Indenture. The Security Registrar may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and to pay any taxes and fees required by law or permitted by the Indenture. In the event of a partial redemption of the Notes or Change of Control Offer, the Security Registrar need not transfer or exchange any Notes selected for redemption (except, in the case of a Note to be redeemed in part, the portion of the Note not to be redeemed), or any Notes tendered and not withdrawn in connection with a Change of Control Offer (except, in the case of a Note to be repurchased in part, the portion of the Note not to be repurchased), for a period of 15 days before the mailing of a notice with respect to a redemption or Change of Control Offer, as applicable, and ending at the close of business on the day of such mailing. The Notes are subject to certain transfer restrictions set forth in Article 3 of the Supplemental Indenture.

11.	PERSONS DEEMED OWNERS

The registered Holder of this Note may be treated as the owner of this Note for all purposes.

12.	UNCLAIMED MONEY OR PROPERTY

The Trustee and the Paying Agent shall return to the Company upon written request any money or property held by them for the payment of any amount with respect to the Notes that remains unclaimed for one year; provided, however, that the Trustee or such Paying Agent, before being required to make any such return, shall at the expense of the Company cause to be published once in a newspaper of general circulation in The City of New York or mail to each such Holder notice that such money or property remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication or mailing, any unclaimed money or property then remaining shall be returned to the Company. After return to the Company, Holders entitled to the money or property must look to the Company for payment as general creditors unless an applicable abandoned property law designates another Person.

13.	AMENDMENT; WAIVER

Subject to certain exceptions set forth in the Indenture, (i) the Indenture or the Notes may be amended with the written consent of the Holders of at least a majority in aggregate Principal Amount of the Notes at the time outstanding and (ii) certain Defaults or noncompliance with certain provisions may be waived with the written consent of the Holders of a majority in aggregate Principal Amount of the Notes at the time outstanding. The Indenture or the Notes may be amended without the consent of any Holders under circumstances set forth in Section 8.01 of the Base Indenture.

14.	DEFAULTS AND REMEDIES

If an Event of Default occurs and is continuing, the Trustee, or the Holders of at least 25% in aggregate Principal Amount of the Notes at the time outstanding, may declare the outstanding Principal Amount and any accrued and unpaid interest, of all the Notes to be due and payable immediately. Certain events of bankruptcy or insolvency are Events of Default which shall result in the Notes being declared due and payable immediately upon the occurrence of any of such Events of Default.

Events of Default in respect of the Notes are set forth in Section 4.01 of the Base Indenture, as amended and supplemented by Article 4 of the Supplemental Indenture, as further amended by Article III of the Thirteenth Supplemental Indenture. Holders may not enforce the Indenture or the Notes except as provided in the Indenture. The Trustee may refuse to enforce the Indenture or the Notes unless it receives indemnity or security reasonably satisfactory to it. Subject to certain limitations, conditions and exceptions, Holders of a majority in aggregate Principal Amount of the Notes at the time outstanding may direct the Trustee in its exercise of any trust or power, including the annulment of a declaration of acceleration. The Trustee may withhold from Holders notice of any continuing Default (except a Default in payment of amounts specified in clauses (1) and (2) of Section 4.01 of the Base Indenture) if it determines that withholding notice is in their interests.

15.	[RESERVED]

16.	TRUSTEE AND AGENT DEALINGS WITH THE COMPANY

The Trustee, Paying Agent and Security Registrar under the Indenture, each in its individual or any other capacity, may become the owner or pledgee of Notes and may otherwise deal with and collect obligations owed to it by the Company or its Affiliates and may otherwise deal with the Company or its Affiliates with the same rights it would have if it were not Trustee, Paying Agent or Security Registrar.

17.	NO RECOURSE AGAINST OTHERS

A director, officer or employee, as such, of the Company or any Subsidiary of the Company or any stockholder as such, of the Company shall not have any liability for any obligations of the Company under the Notes or the Supplemental Indenture or for any claim based on, in respect of or by reason of such obligations or their creation. By accepting a Note, each Holder waives and releases all such liability. The waiver and release are part of the consideration for the issue of the Notes.

18.	AUTHENTICATION

This Note shall not be valid until an authorized officer of the Trustee or Authenticating Agent manually signs the Trustee’s certificate of authentication on the other side of this Note.

19.	ABBREVIATIONS

Customary abbreviations may be used in the name of a Holder or an assignee, such as TEN COM (=tenants in common), TENANT (=tenants by the entireties), JT TEN (=joint tenants with right of survivorship and not as tenants in common), CUST (=custodian), and U/G/M/A (=Uniform Gift to Minors Act).

20.	GOVERNING LAW

The Indenture and this Note shall be governed by and construed in accordance with the laws of the State of New York without regard to the conflicts of law rules of said state.

ASSIGNMENT FORM

To assign this Security, fill in the form below: (I) or (we) assign and transfer this Security to:

(Insert assignee’s social security or tax I.D. number)

(Print or type assignee’s name, address and zip code)

and irrevocably appoint as agent to transfer this Security on the books of the Company. The agent may substitute another to act for him.

Dated: _____________

Your Signature:

(Sign exactly as your name appears on the other side of this Security)

Signature
Guaranty:
[Signatures must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Trustee, which requirements will include membership or participation in STAMP or such other “signature guarantee program” as may be determined by the Trustee in addition to, or in substitution for, STAMP, all in accordance with the Exchange Act.]

Social Security Number or

Taxpayer Identification Number: ______________

OPTION OF HOLDER TO ELECT PURCHASE

The undersigned registered Holder of this Note hereby acknowledges receipt of a notice from The Interpublic Group of Companies, Inc. (the “Company”) as to the occurrence of a Change of Control Repurchase Event with respect to the Company and requests and instructs the Company to repurchase this Note, or the portion hereof (which is $2,000 Principal Amount or an integral multiple of $1,000 in excess thereof) designated below, in accordance with paragraph 7 of this Note and the terms of the Indenture referred to in this Note and directs that the check in payment for this Note or the portion thereof and any Notes representing any unrepurchased principal amount hereof, be issued and delivered to the registered Holder hereof.

Dated: __________

Your Signature:

(Sign exactly as your name appears on the other side of this Security)

Signature
Guaranty:
[Signatures must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Trustee, which requirements will include membership or participation in STAMP or such other “signature guarantee program” as may be determined by the Trustee in addition to, or in substitution for, STAMP, all in accordance with the Exchange Act.]

Social Security Number or
Taxpayer Identification Number:

Social Security Number or

Taxpayer Identification Number: ____________

Principal Amount to be purchased (if less than all): $_____,000.

EXHIBIT D

[FORM OF FACE OF SECURITY]

[FOR GLOBAL SECURITY] [THIS SECURITY IS IN GLOBAL FORM WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE OF A DEPOSITARY. UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR SECURITIES IN CERTIFICATED FORM IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE, THIS SECURITY MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY TO THE INTERPUBLIC GROUP OF COMPANIES, INC. OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IN EXCHANGE FOR THIS SECURITY OR ANY PORTION HEREOF IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON OTHER THAN THE DEPOSITORY TRUST COMPANY OR A NOMINEE THEREOF IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

THE INTERPUBLIC GROUP OF COMPANIES, INC.

2.400% Senior Notes due 2031

No.__________

CUSIP No.: 460690 BT6

ISIN No.: US460960BT64

The Interpublic Group of Companies, Inc., a corporation duly organized and existing under the laws of Delaware (herein called the “Company,” which term includes any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay to __________, or registered assigns, on March 1, 2031, the principal sum of __________ Dollars ($__________) and to pay interest thereon from February 25, 2021, or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semiannually on March 1 and September 1 of each year, commencing on September 1, 2021, at the rate of 2.400% per annum until the principal hereof is paid or made available for payment. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest next preceding such Interest Payment Date.

Payment of the principal of (and premium, if any) and interest on this Note will be made at the office or agency of the Company maintained for that purpose in the State of New York, City of New York, Borough of Manhattan; provided, however, that at the option of the Company, payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register. Notwithstanding the foregoing, so long as all of the Notes of this series are represented by Notes in global form, the principal of (and premium, if any) and interest on this global Note shall be paid in same day funds to the Depositary, or to such name or entity as is requested by an authorized representative of the Depositary.

Reference is hereby made to the further provisions of this Note set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

THE INTERPUBLIC GROUP OF COMPANIES, INC.

By:
Name:
Title:

Attest:

By:
Name:
Title:

Dated: __________, 2025

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Notes described in the within-mentioned Indenture and Supplemental Indenture.

U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION, as Trustee

By:
Authorized Signatory

[FORM OF REVERSE SIDE OF SECURITY]

THE INTERPUBLIC GROUP OF COMPANIES, INC.

2.400% Senior Notes due 2031

1.	INTEREST

THE INTERPUBLIC GROUP OF COMPANIES, INC., a Delaware corporation (the “Company”), promises to pay interest on the outstanding Principal Amount of this Note at the rate of 2.400% per annum from February 25, 2021, or from the most recent Interest Payment Date to which interest has been paid or duly provided for, as the case may be, until Maturity. The Company shall pay interest semiannually in arrears on March 1 and September 1 of each year, commencing September 1, 2021, and at Maturity to the Person in whose name the Notes are registered at the close of business on the Regular Record Date of February 15 and August 15 (whether or not a Business Day), as the case may be, until the principal thereof is paid or made available for payment. Interest on the Notes will be calculated on the basis of a 360-day year comprised of twelve 30-day months.

If any Interest Payment Date, Optional Redemption Date, Change of Control Payment Date or Maturity date is not a Business Day, the payment of principal and interest, as applicable, will be made on the next succeeding Business Day. No interest will accrue on the amount so payable for the period from any Interest Payment Date, Optional Redemption Date, Change of Control Payment Date or the Maturity date, as the case may be, to the date payment is made on such next succeeding Business Day.

2.	METHOD OF PAYMENT

Subject to the terms and conditions of the Indenture, the Company shall make payments in respect of the Notes to the Persons who are registered Holders of Notes as of the close of business on the Business Day preceding the Optional Redemption Date or Maturity date, as the case may be, or at the close of business on a Change of Control Payment Date. Holders must surrender Notes to a Paying Agent to collect such payments in respect of the Notes. The Company shall pay cash amounts in money of the United States that at the time of payment is legal tender for payment of public and private debts. However, the Company may make such cash payments by check payable in such money.

3.	PAYING AGENT AND SECURITY REGISTRAR

Initially, U.S. Bank Trust Company, National Association (as successor to U.S. Bank National Association), a national banking association under the laws of the United States of America and having a corporate trust office in Atlanta, Georgia (the “Trustee”), shall act as Paying Agent and Security Registrar. The Company may appoint and change any Paying Agent and Security Registrar or co-registrar without notice, other than notice to the Trustee except that the Company will maintain at least one Paying Agent in the State of New York, City of New York, Borough of Manhattan. The Company or any of its Subsidiaries or any of their Affiliates may act as Paying Agent, Security Registrar or co-registrar.

4.	INDENTURE

This Security is one of a duly authorized issue of securities of the Company (herein called the “Securities”), issued and to be issued in one or more series under a Senior Debt Indenture, dated as of March 2, 2012 (the “Base Indenture”), as supplemented by the Tenth Supplemental Indenture thereto, dated as of February 25, 2021 (the “Supplemental Indenture”), between the Company and the Trustee, as further supplemented by the Thirteenth Supplemental Indenture thereto, dated as of August 22, 2025 (the “Thirteenth Supplemental Indenture,” and together with the Supplemental Indenture and the Base Indenture, the “Indenture”), between the Company and the Trustee. Capitalized terms used herein and not defined herein have the meanings ascribed thereto in the Indenture. Reference is hereby made to the Indenture for a statement of the respective rights thereunder of the Company, the Trustee and the Holders of the Notes and the terms upon which the Notes are to be authenticated and delivered. The terms, conditions and provisions of the Notes are those stated in the Indenture, those made part of the Indenture by reference to the Trust Indenture Act of 1939, as amended, and those set forth in the Notes.

The Notes are general unsecured obligations of the Company initially issued in an aggregate Principal Amount of $500,000,000.

5.	REDEMPTION AT THE OPTION OF THE COMPANY

No sinking fund is provided for the Notes. Except as set forth below, the Notes shall not be redeemable by the Company.

The Company, at its option, may at any time or from time to time, prior to the Par Call Date, redeem the Notes in whole or in part at a redemption price equal to the greater of (1) 100% of the Principal Amount of the Notes to be redeemed and (2) the sum of the present values of the Remaining Scheduled Payments on such Notes discounted to the Optional Redemption Date, on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months), at a rate equal to the sum of the applicable Treasury Rate, plus 20 basis points, plus in either case accrued and unpaid interest thereon to, but excluding, the Optional Redemption Date. The Company, at its option, may redeem the Notes in whole or in part at any time on or after the Par Call Date at a redemption price equal to 100% of the Principal Amount of the Notes to be redeemed, plus accrued and unpaid interest thereon to, but excluding, the Optional Redemption Date.

6.	NOTICE OF REDEMPTION AT THE OPTION OF THE COMPANY

Subject to the provisions of paragraph 5 of this Note, at least 10 days but not more than 60 days before an Optional Redemption Date, the Company shall mail or cause to be mailed a notice of redemption by first-class mail to the Trustee, the Paying Agent and each Holder of Notes to be redeemed at such Holder’s address as it appears on the Note register or otherwise in accordance with DTC’s procedures. If money sufficient to pay the Optional Redemption Price of all Notes (or portions thereof) to be redeemed on the Optional Redemption Date is deposited with the Paying Agent prior to or on the Optional Redemption Date, on and after the Optional Redemption Date, interest, if any, shall cease to accrue on such Notes or portions thereof. Notes in denominations larger than $2,000 Principal Amount may be redeemed in part but only in integral multiples of $1,000 Principal Amount in excess thereof.

7.	REPURCHASE OF NOTES AT THE OPTION OF THE HOLDER UPON A CHANGE OF CONTROL REPURCHASE EVENT

If a Change of Control Repurchase Event occurs, each Holder shall have the right to require the Company to repurchase all or any part (equal to $2,000 or an integral multiple of $1,000 in excess thereof) of that Holder’s Notes pursuant to a Change of Control Offer on the terms set forth in the Indenture. In the Change of Control Offer, the Company will offer payment in cash equal to not less than 101% of the aggregate principal amount of Notes repurchased plus accrued and unpaid interest to, but excluding, the date of repurchase, which date will be no earlier than the date of the Change of Control. The Company shall not be required to make a Change of Control Offer upon a Change of Control Repurchase Event if a third party makes the Change of Control Offer in the manner, at the times and otherwise in compliance with the requirements set forth in Section 2.04 of the Supplemental Indenture applicable to a Change of Control Offer made by the Company and purchases all Notes validly tendered and not withdrawn under such Change of Control Offer.

8.	RANKING

The Notes shall be direct senior obligations of the Company and shall rank senior in right of payment to all existing and future Indebtedness that is, by its terms, expressly subordinated in right of payment to the Notes and pari passu in right of payment with all other unsecured senior Indebtedness of the Company. The Notes are not guaranteed.

9.	DEFAULTED INTEREST

Except as otherwise specified with respect to the Notes, any Defaulted Interest on any Note shall forthwith cease to be payable to the registered Holder thereof on the relevant Regular Record Date by virtue of having been such Holder, and such Defaulted Interest may be paid by the Company as provided for in Section 2.08 of the Base Indenture and Section 2.02 of the Supplemental Indenture.

10.	DENOMINATIONS; TRANSFER; EXCHANGE

The Notes are in registered form, without coupons, in denominations of $2,000 or integral multiples of $1,000 in excess thereof. A Holder may transfer Notes in accordance with the Indenture. The Security Registrar may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and to pay any taxes and fees required by law or permitted by the Indenture. In the event of a partial redemption of the Notes or Change of Control Offer, the Security Registrar need not transfer or exchange any Notes selected for redemption (except, in the case of a Note to be redeemed in part, the portion of the Note not to be redeemed), or any Notes tendered and not withdrawn in connection with a Change of Control Offer (except, in the case of a Note to be repurchased in part, the portion of the Note not to be repurchased), for a period of 15 days before the mailing of a notice with respect to a redemption or Change of Control Offer, as applicable, and ending at the close of business on the day of such mailing. The Notes are subject to certain transfer restrictions set forth in Article 3 of the Supplemental Indenture.

11.	PERSONS DEEMED OWNERS

The registered Holder of this Note may be treated as the owner of this Note for all purposes.

12.	UNCLAIMED MONEY OR PROPERTY

The Trustee and the Paying Agent shall return to the Company upon written request any money or property held by them for the payment of any amount with respect to the Notes that remains unclaimed for one year; provided, however, that the Trustee or such Paying Agent, before being required to make any such return, shall at the expense of the Company cause to be published once in a newspaper of general circulation in The City of New York or mail to each such Holder notice that such money or property remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication or mailing, any unclaimed money or property then remaining shall be returned to the Company. After return to the Company, Holders entitled to the money or property must look to the Company for payment as general creditors unless an applicable abandoned property law designates another Person.

13.	AMENDMENT; WAIVER

Subject to certain exceptions set forth in the Indenture, (i) the Indenture or the Notes may be amended with the written consent of the Holders of at least a majority in aggregate Principal Amount of the Notes at the time outstanding and (ii) certain Defaults or noncompliance with certain provisions may be waived with the written consent of the Holders of a majority in aggregate Principal Amount of the Notes at the time outstanding. The Indenture or the Notes may be amended without the consent of any Holders under circumstances set forth in Section 8.01 of the Base Indenture.

14.	DEFAULTS AND REMEDIES

If an Event of Default occurs and is continuing, the Trustee, or the Holders of at least 25% in aggregate Principal Amount of the Notes at the time outstanding, may declare the outstanding Principal Amount and any accrued and unpaid interest, of all the Notes to be due and payable immediately. Certain events of bankruptcy or insolvency are Events of Default which shall result in the Notes being declared due and payable immediately upon the occurrence of any of such Events of Default.

Events of Default in respect of the Notes are set forth in Section 4.01 of the Base Indenture, as amended and supplemented by Article 4 of the Supplemental Indenture, as further amended by Article III of the Thirteenth Supplemental Indenture. Holders may not enforce the Indenture or the Notes except as provided in the Indenture. The Trustee may refuse to enforce the Indenture or the Notes unless it receives indemnity or security reasonably satisfactory to it. Subject to certain limitations, conditions and exceptions, Holders of a majority in aggregate Principal Amount of the Notes at the time outstanding may direct the Trustee in its exercise of any trust or power, including the annulment of a declaration of acceleration. The Trustee may withhold from Holders notice of any continuing Default (except a Default in payment of amounts specified in clauses (1) and (2) of Section 4.01 of the Base Indenture) if it determines that withholding notice is in their interests.

15.	[RESERVED]

16.	TRUSTEE AND AGENT DEALINGS WITH THE COMPANY

The Trustee, Paying Agent and Security Registrar under the Indenture, each in its individual or any other capacity, may become the owner or pledgee of Notes and may otherwise deal with and collect obligations owed to it by the Company or its Affiliates and may otherwise deal with the Company or its Affiliates with the same rights it would have if it were not Trustee, Paying Agent or Security Registrar.

17.	NO RECOURSE AGAINST OTHERS

A director, officer or employee, as such, of the Company or any Subsidiary of the Company or any stockholder as such, of the Company shall not have any liability for any obligations of the Company under the Notes or the Supplemental Indenture or for any claim based on, in respect of or by reason of such obligations or their creation. By accepting a Note, each Holder waives and releases all such liability. The waiver and release are part of the consideration for the issue of the Notes.

18.	AUTHENTICATION

This Note shall not be valid until an authorized officer of the Trustee or Authenticating Agent manually signs the Trustee’s certificate of authentication on the other side of this Note.

19.	ABBREVIATIONS

Customary abbreviations may be used in the name of a Holder or an assignee, such as TEN COM (=tenants in common), TENANT (=tenants by the entireties), JT TEN (=joint tenants with right of survivorship and not as tenants in common), CUST (=custodian), and U/G/M/A (=Uniform Gift to Minors Act).

20.	GOVERNING LAW

The Indenture and this Note shall be governed by and construed in accordance with the laws of the State of New York without regard to the conflicts of law rules of said state.

ASSIGNMENT FORM

To assign this Security, fill in the form below: (I) or (we) assign and transfer this Security to:

(Insert assignee’s social security or tax I.D. number)

(Print or type assignee’s name, address and zip code)

and irrevocably appoint as agent to transfer this Security on the books of the Company. The agent may substitute another to act for him.

Dated: _____________

Your Signature:

(Sign exactly as your name appears on the other side of this Security)

Signature
Guaranty:
[Signatures must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Trustee, which requirements will include membership or participation in STAMP or such other “signature guarantee program” as may be determined by the Trustee in addition to, or in substitution for, STAMP, all in accordance with the Exchange Act.]

Social Security Number or

Taxpayer Identification Number: ______________

OPTION OF HOLDER TO ELECT PURCHASE

The undersigned registered Holder of this Note hereby acknowledges receipt of a notice from The Interpublic Group of Companies, Inc. (the “Company”) as to the occurrence of a Change of Control Repurchase Event with respect to the Company and requests and instructs the Company to repurchase this Note, or the portion hereof (which is $2,000 Principal Amount or an integral multiple of $1,000 in excess thereof) designated below, in accordance with paragraph 7 of this Note and the terms of the Indenture referred to in this Note and directs that the check in payment for this Note or the portion thereof and any Notes representing any unrepurchased principal amount hereof, be issued and delivered to the registered Holder hereof.

Dated: __________

Your Signature:

(Sign exactly as your name appears on the other side of this Security)

Signature Guaranty:
[Signatures must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Trustee, which requirements will include membership or participation in STAMP or such other “signature guarantee program” as may be determined by the Trustee in addition to, or in substitution for, STAMP, all in accordance with the Exchange Act.]

Social Security Number or
Taxpayer Identification Number:

Social Security Number or

Taxpayer Identification Number: ____________

Principal Amount to be purchased (if less than all): $_____,000.

EXHIBIT E

[FORM OF FACE OF SECURITY]

[FOR GLOBAL SECURITY] [THIS SECURITY IS IN GLOBAL FORM WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE OF A DEPOSITARY. UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR SECURITIES IN CERTIFICATED FORM IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE, THIS SECURITY MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY TO THE INTERPUBLIC GROUP OF COMPANIES, INC. OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IN EXCHANGE FOR THIS SECURITY OR ANY PORTION HEREOF IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON OTHER THAN THE DEPOSITORY TRUST COMPANY OR A NOMINEE THEREOF IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

THE INTERPUBLIC GROUP OF COMPANIES, INC.

3.375% Senior Notes due 2041

No.__________

CUSIP No.: 460690 BS8

ISIN No.: US460690BS81

The Interpublic Group of Companies, Inc., a corporation duly organized and existing under the laws of Delaware (herein called the “Company,” which term includes any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay to , or registered assigns, on March 1, 2041, the principal sum of Dollars ($ ) and to pay interest thereon from February 25, 2021, or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semiannually on March 1 and September 1 of each year, commencing on September 1, 2021, at the rate of 3.375% per annum until the principal hereof is paid or made available for payment. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest next preceding such Interest Payment Date.

Payment of the principal of (and premium, if any) and interest on this Note will be made at the office or agency of the Company maintained for that purpose in the State of New York, City of New York, Borough of Manhattan; provided, however, that at the option of the Company, payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register. Notwithstanding the foregoing, so long as all of the Notes of this series are represented by Notes in global form, the principal of (and premium, if any) and interest on this global Note shall be paid in same day funds to the Depositary, or to such name or entity as is requested by an authorized representative of the Depositary.

Reference is hereby made to the further provisions of this Note set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

THE INTERPUBLIC GROUP OF COMPANIES, INC.

By:
Name:
Title:

Attest:

By:
Name:
Title:

Dated: __________, 2025

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Notes described in the within-mentioned Indenture and Supplemental Indenture.

U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION, as Trustee

By:
Authorized Signatory

[FORM OF REVERSE SIDE OF SECURITY]

THE INTERPUBLIC GROUP OF COMPANIES, INC.

3.375% Senior Notes due 2041

1.	INTEREST

THE INTERPUBLIC GROUP OF COMPANIES, INC., a Delaware corporation (the “Company”), promises to pay interest on the outstanding Principal Amount of this Note at the rate of 3.375% per annum from February 25, 2021, or from the most recent Interest Payment Date to which interest has been paid or duly provided for, as the case may be, until Maturity. The Company shall pay interest semiannually in arrears on March 1 and September 1 of each year, commencing September 1, 2021, and at Maturity to the Person in whose name the Notes are registered at the close of business on the Regular Record Date of February 15 and August 15 (whether or not a Business Day), as the case may be, until the principal thereof is paid or made available for payment. Interest on the Notes will be calculated on the basis of a 360-day year comprised of twelve 30-day months.

If any Interest Payment Date, Optional Redemption Date, Change of Control Payment Date or Maturity date is not a Business Day, the payment of principal and interest, as applicable, will be made on the next succeeding Business Day. No interest will accrue on the amount so payable for the period from any Interest Payment Date, Optional Redemption Date, Change of Control Payment Date or the Maturity date, as the case may be, to the date payment is made on such next succeeding Business Day.

2.	METHOD OF PAYMENT

Subject to the terms and conditions of the Indenture, the Company shall make payments in respect of the Notes to the Persons who are registered Holders of Notes as of the close of business on the Business Day preceding the Optional Redemption Date or Maturity date, as the case may be, or at the close of business on a Change of Control Payment Date. Holders must surrender Notes to a Paying Agent to collect such payments in respect of the Notes. The Company shall pay cash amounts in money of the United States that at the time of payment is legal tender for payment of public and private debts. However, the Company may make such cash payments by check payable in such money.

3.	PAYING AGENT AND SECURITY REGISTRAR

Initially, U.S. Bank Trust Company, National Association (as successor to U.S. Bank National Association), a national banking association under the laws of the United States of America and having a corporate trust office in Atlanta, Georgia (the “Trustee”), shall act as Paying Agent and Security Registrar. The Company may appoint and change any Paying Agent and Security Registrar or co-registrar without notice, other than notice to the Trustee except that the Company will maintain at least one Paying Agent in the State of New York, City of New York, Borough of Manhattan. The Company or any of its Subsidiaries or any of their Affiliates may act as Paying Agent, Security Registrar or co-registrar.

4.	INDENTURE

This Security is one of a duly authorized issue of securities of the Company (herein called the “Securities”), issued and to be issued in one or more series under a Senior Debt Indenture, dated as of March 2, 2012 (the “Base Indenture”), as supplemented by the Eleventh Supplemental Indenture thereto, dated as of February 25, 2021 (the “Supplemental Indenture”), between the Company and the Trustee, as further supplemented by the Thirteenth Supplemental Indenture thereto, dated as of August 22, 2025 (the “Thirteenth Supplemental Indenture,” and together with the Supplemental Indenture and the Base Indenture, the “Indenture”), between the Company and the Trustee. Capitalized terms used herein and not defined herein have the meanings ascribed thereto in the Indenture. Reference is hereby made to the Indenture for a statement of the respective rights thereunder of the Company, the Trustee and the Holders of the Notes and the terms upon which the Notes are to be authenticated and delivered. The terms, conditions and provisions of the Notes are those stated in the Indenture, those made part of the Indenture by reference to the Trust Indenture Act of 1939, as amended, and those set forth in the Notes.

The Notes are general unsecured obligations of the Company initially issued in an aggregate Principal Amount of $500,000,000.

5.	REDEMPTION AT THE OPTION OF THE COMPANY

No sinking fund is provided for the Notes. Except as set forth below, the Notes shall not be redeemable by the Company.

The Company, at its option, may at any time or from time to time, prior to the Par Call Date, redeem the Notes in whole or in part at a redemption price equal to the greater of (1) 100% of the Principal Amount of the Notes to be redeemed and (2) the sum of the present values of the Remaining Scheduled Payments on such Notes discounted to the Optional Redemption Date, on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months), at a rate equal to the sum of the applicable Treasury Rate, plus 25 basis points, plus in either case accrued and unpaid interest thereon to, but excluding, the Optional Redemption Date. The Company, at its option, may redeem the Notes in whole or in part at any time on or after the Par Call Date at a redemption price equal to 100% of the Principal Amount of the Notes to be redeemed, plus accrued and unpaid interest thereon to, but excluding, the Optional Redemption Date.

6.	NOTICE OF REDEMPTION AT THE OPTION OF THE COMPANY

Subject to the provisions of paragraph 5 of this Note, at least 10 days but not more than 60 days before an Optional Redemption Date, the Company shall mail or cause to be mailed a notice of redemption by first-class mail to the Trustee, the Paying Agent and each Holder of Notes to be redeemed at such Holder’s address as it appears on the Note register or otherwise in accordance with DTC’s procedures. If money sufficient to pay the Optional Redemption Price of all Notes (or portions thereof) to be redeemed on the Optional Redemption Date is deposited with the Paying Agent prior to or on the Optional Redemption Date, on and after the Optional Redemption Date, interest, if any, shall cease to accrue on such Notes or portions thereof. Notes in denominations larger than $2,000 Principal Amount may be redeemed in part but only in integral multiples of $1,000 Principal Amount in excess thereof.

7.	REPURCHASE OF NOTES AT THE OPTION OF THE HOLDER UPON A CHANGE OF CONTROL REPURCHASE EVENT

If a Change of Control Repurchase Event occurs, each Holder shall have the right to require the Company to repurchase all or any part (equal to $2,000 or an integral multiple of $1,000 in excess thereof) of that Holder’s Notes pursuant to a Change of Control Offer on the terms set forth in the Indenture. In the Change of Control Offer, the Company will offer payment in cash equal to not less than 101% of the aggregate principal amount of Notes repurchased plus accrued and unpaid interest to, but excluding, the date of repurchase, which date will be no earlier than the date of the Change of Control. The Company shall not be required to make a Change of Control Offer upon a Change of Control Repurchase Event if a third party makes the Change of Control Offer in the manner, at the times and otherwise in compliance with the requirements set forth in Section 2.04 of the Supplemental Indenture applicable to a Change of Control Offer made by the Company and purchases all Notes validly tendered and not withdrawn under such Change of Control Offer.

8.	RANKING

The Notes shall be direct senior obligations of the Company and shall rank senior in right of payment to all existing and future Indebtedness that is, by its terms, expressly subordinated in right of payment to the Notes and pari passu in right of payment with all other unsecured senior Indebtedness of the Company. The Notes are not guaranteed.

9.	DEFAULTED INTEREST

Except as otherwise specified with respect to the Notes, any Defaulted Interest on any Note shall forthwith cease to be payable to the registered Holder thereof on the relevant Regular Record Date by virtue of having been such Holder, and such Defaulted Interest may be paid by the Company as provided for in Section 2.08 of the Base Indenture and Section 2.02 of the Supplemental Indenture.

10.	DENOMINATIONS; TRANSFER; EXCHANGE

The Notes are in registered form, without coupons, in denominations of $2,000 or integral multiples of $1,000 in excess thereof. A Holder may transfer Notes in accordance with the Indenture. The Security Registrar may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and to pay any taxes and fees required by law or permitted by the Indenture. In the event of a partial redemption of the Notes or Change of Control Offer, the Security Registrar need not transfer or exchange any Notes selected for redemption (except, in the case of a Note to be redeemed in part, the portion of the Note not to be redeemed), or any Notes tendered and not withdrawn in connection with a Change of Control Offer (except, in the case of a Note to be repurchased in part, the portion of the Note not to be repurchased), for a period of 15 days before the mailing of a notice with respect to a redemption or Change of Control Offer, as applicable, and ending at the close of business on the day of such mailing. The Notes are subject to certain transfer restrictions set forth in Article 3 of the Supplemental Indenture.

11.	PERSONS DEEMED OWNERS

The registered Holder of this Note may be treated as the owner of this Note for all purposes.

12.	UNCLAIMED MONEY OR PROPERTY

The Trustee and the Paying Agent shall return to the Company upon written request any money or property held by them for the payment of any amount with respect to the Notes that remains unclaimed for one year; provided, however, that the Trustee or such Paying Agent, before being required to make any such return, shall at the expense of the Company cause to be published once in a newspaper of general circulation in The City of New York or mail to each such Holder notice that such money or property remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication or mailing, any unclaimed money or property then remaining shall be returned to the Company. After return to the Company, Holders entitled to the money or property must look to the Company for payment as general creditors unless an applicable abandoned property law designates another Person.

13.	AMENDMENT; WAIVER

Subject to certain exceptions set forth in the Indenture, (i) the Indenture or the Notes may be amended with the written consent of the Holders of at least a majority in aggregate Principal Amount of the Notes at the time outstanding and (ii) certain Defaults or noncompliance with certain provisions may be waived with the written consent of the Holders of a majority in aggregate Principal Amount of the Notes at the time outstanding. The Indenture or the Notes may be amended without the consent of any Holders under circumstances set forth in Section 8.01 of the Base Indenture.

14.	DEFAULTS AND REMEDIES

If an Event of Default occurs and is continuing, the Trustee, or the Holders of at least 25% in aggregate Principal Amount of the Notes at the time outstanding, may declare the outstanding Principal Amount and any accrued and unpaid interest, of all the Notes to be due and payable immediately. Certain events of bankruptcy or insolvency are Events of Default which shall result in the Notes being declared due and payable immediately upon the occurrence of any of such Events of Default.

Events of Default in respect of the Notes are set forth in Section 4.01 of the Base Indenture, as amended and supplemented by Article 4 of the Supplemental Indenture, as further amended by Article III of the Thirteenth Supplemental Indenture. Holders may not enforce the Indenture or the Notes except as provided in the Indenture. The Trustee may refuse to enforce the Indenture or the Notes unless it receives indemnity or security reasonably satisfactory to it. Subject to certain limitations, conditions and exceptions, Holders of a majority in aggregate Principal Amount of the Notes at the time outstanding may direct the Trustee in its exercise of any trust or power, including the annulment of a declaration of acceleration. The Trustee may withhold from Holders notice of any continuing Default (except a Default in payment of amounts specified in clauses (1) and (2) of Section 4.01 of the Base Indenture) if it determines that withholding notice is in their interests.

15.	[RESERVED]

16.	TRUSTEE AND AGENT DEALINGS WITH THE COMPANY

The Trustee, Paying Agent and Security Registrar under the Indenture, each in its individual or any other capacity, may become the owner or pledgee of Notes and may otherwise deal with and collect obligations owed to it by the Company or its Affiliates and may otherwise deal with the Company or its Affiliates with the same rights it would have if it were not Trustee, Paying Agent or Security Registrar.

17.	NO RECOURSE AGAINST OTHERS

A director, officer or employee, as such, of the Company or any Subsidiary of the Company or any stockholder as such, of the Company shall not have any liability for any obligations of the Company under the Notes or the Supplemental Indenture or for any claim based on, in respect of or by reason of such obligations or their creation. By accepting a Note, each Holder waives and releases all such liability. The waiver and release are part of the consideration for the issue of the Notes.

18.	AUTHENTICATION

This Note shall not be valid until an authorized officer of the Trustee or Authenticating Agent manually signs the Trustee’s certificate of authentication on the other side of this Note.

19.	ABBREVIATIONS

Customary abbreviations may be used in the name of a Holder or an assignee, such as TEN COM (=tenants in common), TENANT (=tenants by the entireties), JT TEN (=joint tenants with right of survivorship and not as tenants in common), CUST (=custodian), and U/G/M/A (=Uniform Gift to Minors Act).

20.	GOVERNING LAW

The Indenture and this Note shall be governed by and construed in accordance with the laws of the State of New York without regard to the conflicts of law rules of said state.

ASSIGNMENT FORM

To assign this Security, fill in the form below: (I) or (we) assign and transfer this Security to:

(Insert assignee’s social security or tax I.D. number)

(Print or type assignee’s name, address and zip code)

and irrevocably appoint as agent to transfer this Security on the books of the Company. The agent may substitute another to act for him.

Dated: _____________

Your Signature:

(Sign exactly as your name appears on the other side of this Security)

Signature Guaranty:
[Signatures must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Trustee, which requirements will include membership or participation in STAMP or such other “signature guarantee program” as may be determined by the Trustee in addition to, or in substitution for, STAMP, all in accordance with the Exchange Act.]

Social Security Number or

Taxpayer Identification Number: ______________

OPTION OF HOLDER TO ELECT PURCHASE

The undersigned registered Holder of this Note hereby acknowledges receipt of a notice from The Interpublic Group of Companies, Inc. (the “Company”) as to the occurrence of a Change of Control Repurchase Event with respect to the Company and requests and instructs the Company to repurchase this Note, or the portion hereof (which is $2,000 Principal Amount or an integral multiple of $1,000 in excess thereof) designated below, in accordance with paragraph 7 of this Note and the terms of the Indenture referred to in this Note and directs that the check in payment for this Note or the portion thereof and any Notes representing any unrepurchased principal amount hereof, be issued and delivered to the registered Holder hereof.

Dated: __________

Your Signature:

(Sign exactly as your name appears on the other side of this Security)

Signature Guaranty:
[Signatures must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Trustee, which requirements will include membership or participation in STAMP or such other “signature guarantee program” as may be determined by the Trustee in addition to, or in substitution for, STAMP, all in accordance with the Exchange Act.]

Social Security Number or
Taxpayer Identification Number:

Social Security Number or

Taxpayer Identification Number: ____________

Principal Amount to be purchased (if less than all): $_____,000.

EXHIBIT F

[FORM OF FACE OF SECURITY]

[FOR GLOBAL SECURITY] [THIS SECURITY IS IN GLOBAL FORM WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE OF A DEPOSITARY. UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR SECURITIES IN CERTIFICATED FORM IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE, THIS SECURITY MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY TO THE INTERPUBLIC GROUP OF COMPANIES, INC. OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IN EXCHANGE FOR THIS SECURITY OR ANY PORTION HEREOF IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON OTHER THAN THE DEPOSITORY TRUST COMPANY OR A NOMINEE THEREOF IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

THE INTERPUBLIC GROUP OF COMPANIES, INC.

5.375% Senior Notes due 2033

No. __________

CUSIP No.: 460690 BU3

ISIN No.: US460690BU38

The Interpublic Group of Companies, Inc., a corporation duly organized and existing under the laws of Delaware (herein called the “Company,” which term includes any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay to __________, or registered assigns, on June 15, 2033, the principal sum of __________ Dollars ($__________) and to pay interest thereon from June 8, 2023, or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semiannually on June 15 and December 15 of each year, commencing on December 15, 2023, at the rate of 5.375% per annum until the principal hereof is paid or made available for payment. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest next preceding such Interest Payment Date.

Payment of the principal of (and premium, if any) and interest on this Note will be made at the office or agency of the Company maintained for that purpose in the State of New York, City of New York, Borough of Manhattan; provided, however, that at the option of the Company, payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register. Notwithstanding the foregoing, so long as all of the Notes of this series are represented by Notes in global form, the principal of (and premium, if any) and interest on this global Note shall be paid in same day funds to the Depositary, or to such name or entity as is requested by an authorized representative of the Depositary.

Reference is hereby made to the further provisions of this Note set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

THE INTERPUBLIC GROUP OF COMPANIES, INC.

By:
Name:
Title:

Attest:

By:
Name:
Title:

Dated:______________, 2025

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Notes described in the within-mentioned Indenture and Supplemental Indenture.

U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION, as Trustee

By:
Authorized Signatory

[FORM OF REVERSE SIDE OF SECURITY]

THE INTERPUBLIC GROUP OF COMPANIES, INC.

5.375% Senior Notes due 2033

1.	INTEREST

THE INTERPUBLIC GROUP OF COMPANIES, INC., a Delaware corporation (the “Company”), promises to pay interest on the outstanding Principal Amount of this Note at the rate of 5.375% per annum from June 8, 2023, or from the most recent Interest Payment Date to which interest has been paid or duly provided for, as the case may be, until Maturity. The Company shall pay interest semiannually in arrears on June 15 and December 15 of each year, commencing December 15, 2023, and at Maturity to the Person in whose name the Notes are registered at the close of business on the Regular Record Date of June 1 and December 1 (whether or not a Business Day), as the case may be, until the principal thereof is paid or made available for payment. Interest on the Notes will be calculated on the basis of a 360-day year comprised of twelve 30-day months.

If any Interest Payment Date, Optional Redemption Date, Change of Control Payment Date or Maturity date is not a Business Day, the payment of principal and interest, as applicable, will be made on the next succeeding Business Day. No interest will accrue on the amount so payable for the period from any Interest Payment Date, Optional Redemption Date, Change of Control Payment Date or the Maturity date, as the case may be, to the date payment is made on such next succeeding Business Day.

2.	METHOD OF PAYMENT

Subject to the terms and conditions of the Indenture, the Company shall make payments in respect of the Notes to the Persons who are registered Holders of Notes as of the close of business on the Business Day preceding the Optional Redemption Date or Maturity date, as the case may be, or at the close of business on a Change of Control Payment Date. Holders must surrender Notes to a Paying Agent to collect such payments in respect of the Notes. The Company shall pay cash amounts in money of the United States that at the time of payment is legal tender for payment of public and private debts. However, the Company may make such cash payments by check payable in such money.

3.	PAYING AGENT AND SECURITY REGISTRAR

Initially, U.S. Bank Trust Company, National Association (as successor to U.S. Bank National Association), a national banking association under the laws of the United States of America and having a corporate trust office in Atlanta, Georgia (the “Trustee”), shall act as Paying Agent and Security Registrar. The Company may appoint and change any Paying Agent and Security Registrar or co-registrar without notice, other than notice to the Trustee except that the Company will maintain at least one Paying Agent in the State of New York, City of New York, Borough of Manhattan. The Company or any of its Subsidiaries or any of their Affiliates may act as Paying Agent, Security Registrar or co-registrar.

4.	INDENTURE

This Security is one of a duly authorized issue of securities of the Company (herein called the “Securities”), issued and to be issued in one or more series under a Senior Debt Indenture, dated as of March 2, 2012 (the “Base Indenture”), as supplemented by the Twelfth Supplemental Indenture thereto, dated as of June 8, 2023 (the “Supplemental Indenture”), between the Company and the Trustee, as further supplemented by the Thirteenth Supplemental Indenture thereto, dated as of August 22, 2025 (the “Thirteenth Supplemental Indenture,” and together with the Supplemental Indenture and the Base Indenture, the “Indenture”), between the Company and the Trustee. Capitalized terms used herein and not defined herein have the meanings ascribed thereto in the Indenture. Reference is hereby made to the Indenture for a statement of the respective rights thereunder of the Company, the Trustee and the Holders of the Notes and the terms upon which the Notes are to be authenticated and delivered. The terms, conditions and provisions of the Notes are those stated in the Indenture, those made part of the Indenture by reference to the Trust Indenture Act of 1939, as amended, and those set forth in the Notes.

The Notes are general unsecured obligations of the Company initially issued in an aggregate Principal Amount of $300,000,000.

5.	REDEMPTION AT THE OPTION OF THE COMPANY

No sinking fund is provided for the Notes. Except as set forth below, the Notes shall not be redeemable by the Company.

Prior to March 15, 2033 (three months prior to the Stated Maturity) (the “Par Call Date”), the Company may redeem the Notes at its option, in whole or in part, at any time and from time to time, at an Optional Redemption Price (expressed as a percentage of Principal Amount and rounded to three decimal places) equal to the greater of:

(1)

(a) the sum of the present values of the remaining scheduled payments of principal and interest thereon discounted to the Optional Redemption Date (assuming the Notes matured on the Par Call Date) on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 30 basis points less (b) interest accrued to the Optional Redemption Date, and

(2)	100% of the Principal Amount of the Notes to be redeemed,

plus, in either case, accrued and unpaid interest thereon to the Optional Redemption Date.

On or after the Par Call Date, the Company may redeem the Notes, in whole or in part, at any time and from time to time, at an Optional Redemption Price equal to 100% of the Principal Amount of the Notes being redeemed plus accrued and unpaid interest thereon to the Optional Redemption Date.

The Company’s actions and determinations in determining the Optional Redemption Price shall be conclusive and binding for all purposes, absent manifest error.

6.	NOTICE OF REDEMPTION AT THE OPTION OF THE COMPANY

Subject to the provisions of paragraph 5 of this Note, notice will be mailed or electronically delivered (or otherwise transmitted in accordance with the depositary’s procedures) at least 10 days but not more than 60 days before the Optional Redemption Date to each Holder of Notes to be redeemed. In the case of a partial redemption, selection of the Notes for redemption will be made pro rata, by lot or by such other method as the Trustee in its sole discretion deems appropriate and fair. No Notes of a Principal Amount of $2,000 or less will be redeemed in part. If any Note is to be redeemed in part only, the notice of redemption that relates to the Note will state the portion of the Principal Amount of the Note to be redeemed. A new Note in a Principal Amount equal to the unredeemed portion of the Note will be issued in the name of the Holder of the Note upon surrender for cancellation of the original Note. For so long as the Notes are held by DTC (or another depositary), the redemption of the Notes shall be done in accordance with the policies and procedures of the depositary. Unless the Company defaults in payment of the Optional Redemption Price, on and after the Optional Redemption Date interest will cease to accrue on the Notes or portions thereof called for redemption.

7.	REPURCHASE OF NOTES AT THE OPTION OF THE HOLDER UPON A CHANGE OF CONTROL REPURCHASE EVENT

If a Change of Control Repurchase Event occurs, each Holder shall have the right to require the Company to repurchase all or any part (equal to $2,000 or an integral multiple of $1,000 in excess thereof) of that Holder’s Notes pursuant to a Change of Control Offer on the terms set forth in the Indenture. In the Change of Control Offer, the Company will offer payment in cash equal to not less than 101% of the aggregate Principal Amount of Notes repurchased plus accrued and unpaid interest to, but excluding, the date of repurchase, which date will be no earlier than the date of the Change of Control. The Company shall not be required to make a Change of Control Offer upon a Change of Control Repurchase Event if a third party makes the Change of Control Offer in the manner, at the times and otherwise in compliance with the requirements set forth in Section 2.04 of the Supplemental Indenture applicable to a Change of Control Offer made by the Company and purchases all Notes validly tendered and not withdrawn under such Change of Control Offer.

8.	RANKING

The Notes shall be direct senior obligations of the Company and shall rank senior in right of payment to all existing and future Indebtedness that is, by its terms, expressly subordinated in right of payment to the Notes and pari passu in right of payment with all other unsecured senior Indebtedness of the Company. The Notes are not guaranteed.

9.	DEFAULTED INTEREST

Except as otherwise specified with respect to the Notes, any Defaulted Interest on any Note shall forthwith cease to be payable to the registered Holder thereof on the relevant Regular Record Date by virtue of having been such Holder, and such Defaulted Interest may be paid by the Company as provided for in Section 2.08 of the Base Indenture and Section 2.02 of the Supplemental Indenture.

10.	DENOMINATIONS; TRANSFER; EXCHANGE

The Notes are in registered form, without coupons, in denominations of $2,000 or integral multiples of $1,000 in excess thereof. A Holder may transfer Notes in accordance with the Indenture. The Security Registrar may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and to pay any taxes and fees required by law or permitted by the Indenture. In the event of a partial redemption of the Notes or Change of Control Offer, the Security Registrar need not transfer or exchange any Notes selected for redemption (except, in the case of a Note to be redeemed in part, the portion of the Note not to be redeemed), or any Notes tendered and not withdrawn in connection with a Change of Control Offer (except, in the case of a Note to be repurchased in part, the portion of the Note not to be repurchased), for a period of 15 days before the mailing of a notice with respect to a redemption or Change of Control Offer, as applicable, and ending at the close of business on the day of such mailing. The Notes are subject to certain transfer restrictions set forth in Article 3 of the Supplemental Indenture.

11.	PERSONS DEEMED OWNERS

The registered Holder of this Note may be treated as the owner of this Note for all purposes.

12.	UNCLAIMED MONEY OR PROPERTY

The Trustee and the Paying Agent shall return to the Company upon written request any money or property held by them for the payment of any amount with respect to the Notes that remains unclaimed for one year; provided, however, that the Trustee or such Paying Agent, before being required to make any such return, shall at the expense of the Company cause to be published once in a newspaper of general circulation in The City of New York or mail to each such Holder notice that such money or property remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication or mailing, any unclaimed money or property then remaining shall be returned to the Company. After return to the Company, Holders entitled to the money or property must look to the Company for payment as general creditors unless an applicable abandoned property law designates another Person.

13.	AMENDMENT; WAIVER

Subject to certain exceptions set forth in the Indenture, (i) the Indenture or the Notes may be amended with the written consent of the Holders of at least a majority in aggregate Principal Amount of the Notes at the time outstanding and (ii) certain Defaults or noncompliance with certain provisions may be waived with the written consent of the Holders of a majority in aggregate Principal Amount of the Notes at the time outstanding. The Indenture or the Notes may be amended without the consent of any Holders under circumstances set forth in Section 8.01 of the Base Indenture.

14.	DEFAULTS AND REMEDIES

If an Event of Default occurs and is continuing, the Trustee, or the Holders of at least 25% in aggregate Principal Amount of the Notes at the time outstanding, may declare the outstanding Principal Amount and any accrued and unpaid interest, of all the Notes to be due and payable immediately. Certain events of bankruptcy or insolvency are Events of Default which shall result in the Notes being declared due and payable immediately upon the occurrence of any of such Events of Default.

Events of Default in respect of the Notes are set forth in Section 4.01 of the Base Indenture, as amended and supplemented by Article 4 of the Supplemental Indenture, as further amended by Article III of the Thirteenth Supplemental Indenture. Holders may not enforce the Indenture or the Notes except as provided in the Indenture. The Trustee may refuse to enforce the Indenture or the Notes unless it receives indemnity or security reasonably satisfactory to it. Subject to certain limitations, conditions and exceptions, Holders of a majority in aggregate Principal Amount of the Notes at the time outstanding may direct the Trustee in its exercise of any trust or power, including the annulment of a declaration of acceleration. The Trustee may withhold from Holders notice of any continuing Default (except a Default in payment of amounts specified in clauses (1) and (2) of Section 4.01 of the Base Indenture) if it determines that withholding notice is in their interests.

15.	[RESERVED]

16.	TRUSTEE AND AGENT DEALINGS WITH THE COMPANY

The Trustee, Paying Agent and Security Registrar under the Indenture, each in its individual or any other capacity, may become the owner or pledgee of Notes and may otherwise deal with and collect obligations owed to it by the Company or its Affiliates and may otherwise deal with the Company or its Affiliates with the same rights it would have if it were not Trustee, Paying Agent or Security Registrar.

17.	NO RECOURSE AGAINST OTHERS

A director, officer or employee, as such, of the Company or any Subsidiary of the Company or any stockholder as such, of the Company shall not have any liability for any obligations of the Company under the Notes or the Supplemental Indenture or for any claim based on, in respect of or by reason of such obligations or their creation. By accepting a Note, each Holder waives and releases all such liability. The waiver and release are part of the consideration for the issue of the Notes.

18.	AUTHENTICATION

This Note shall not be valid until an authorized officer of the Trustee or Authenticating Agent manually signs the Trustee’s certificate of authentication on the other side of this Note.

19.	ABBREVIATIONS

Customary abbreviations may be used in the name of a Holder or an assignee, such as TEN COM (=tenants in common), TENANT (=tenants by the entireties), JT TEN (=joint tenants with right of survivorship and not as tenants in common), CUST (=custodian), and U/G/M/A (=Uniform Gift to Minors Act).

20.	GOVERNING LAW

The Indenture and this Note shall be governed by and construed in accordance with the laws of the State of New York without regard to the conflicts of law rules of said state.

ASSIGNMENT FORM

To assign this Security, fill in the form below: (I) or (we) assign and transfer this Security to:

(Insert assignee’s social security or tax I.D. number)

(Print or type assignee’s name, address and zip code)

and irrevocably appoint as agent to transfer this Security on the books of the Company. The agent may substitute another to act for him.

Dated: _____________

Your Signature:

(Sign exactly as your name appears on the other side of this Security)

Signature Guaranty:
[Signatures must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Trustee, which requirements will include membership or participation in STAMP or such other “signature guarantee program” as may be determined by the Trustee in addition to, or in substitution for, STAMP, all in accordance with the Exchange Act.]

Social Security Number or

Taxpayer Identification Number: ______________

OPTION OF HOLDER TO ELECT PURCHASE

The undersigned registered Holder of this Note hereby acknowledges receipt of a notice from The Interpublic Group of Companies, Inc. (the “Company”) as to the occurrence of a Change of Control Repurchase Event with respect to the Company and requests and instructs the Company to repurchase this Note, or the portion hereof (which is $2,000 Principal Amount or an integral multiple of $1,000 in excess thereof) designated below, in accordance with paragraph 7 of this Note and the terms of the Indenture referred to in this Note and directs that the check in payment for this Note or the portion thereof and any Notes representing any unrepurchased principal amount hereof, be issued and delivered to the registered Holder hereof.

Dated: __________

Your Signature:

(Sign exactly as your name appears on the other side of this Security)

Signature Guaranty:
[Signatures must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Trustee, which requirements will include membership or participation in STAMP or such other “signature guarantee program” as may be determined by the Trustee in addition to, or in substitution for, STAMP, all in accordance with the Exchange Act.]

Social Security Number or
Taxpayer Identification Number:

Social Security Number or

Taxpayer Identification Number: ____________

Principal Amount to be purchased (if less than all): $_____,000.